UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported)  November 18, 2004
                                                        -------------------

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-32615                                 04-3578653
--------------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, MA                  01880-6210
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)

                                 (781) 557-1300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

      On August 13, 2004, Franklin Street Properties Corp. ("FSP Corp."), a Maryland corporation, four wholly-owned acquisition subsidiaries of FSP Corp., each a Delaware corporation (the "Acquisition Subs"), and four real estate investment trusts, each a Delaware corporation (the "Target REITs"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for (i) FSP Corp.'s acquisition of each of the Target REITs by merging each Target REIT into a related Acquisition Sub, resulting in the Acquisition Sub being the surviving corporation and (ii) the issuance of approximately 10,894,994 shares of FSP Corp. Common Stock as consideration in connection with the mergers. Upon consummation of the mergers, the holders of the preferred stock of the preferred stock of the Target REITs will become stockholders of FSP Corp.

      Pursuant to the requirements of Regulation S-X, this Current Report on Form 8-K includes a Statement of Revenues over Certain Operating Expenses for FSP Addison Circle Corp., FSP Collins Crossing Corp., FSP Montague Business Center Corp., and FSP Royal Ridge Corp. for the nine months ended September 30, 2004 (unaudited) and for the thee years year ended December 31, 2003, as well as pro forma financial information for FSP Corp. and an acquisition completed by us in June 2003. Because changes will likely occur in occupancy, rents and expenses experienced by the Target REITs and because the merger may not be completed, the historical financial statements and pro forma financial data presented should not be considered as a projection of future results.

      In connection with the mergers, the Registrant is hereby filing as exhibits to this Current Report on Form 8-K the financial statements and pro forma financial statements set forth below under Item 9.01.

      Upon consummation of the mergers, the Registrant expects to file a Current Report under Item 2.01 of Form 8-K, "Completion of Acquisition or Disposition of Assets," reporting the information required to be set forth therein.

                           FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON FSP CORP.'S CURRENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED. FOR EXAMPLE, THE REVENUE IN EXCESS OF OPERATING EXPENSES MAY BE LESS THAN CURRENTLY EXPECTED DUE TO CHANGING MARKET CONDITIONS, INCREASED EXPENSES OR FOR OTHER REASONS. ALSO, VARIOUS CLOSING CONDITIONS UNDER THE MERGER AGREEMENTS MAY NOT BE SATISFIED AND THE ACQUISITION MAY NOT BE COMPLETED. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01   Financial Statements and Exhibits.

      (a)   Financial Statements

            Addison Circle

            Index to financial statements as of September 30, 2004
            (unaudited)                                                      F-2
            Index to financial statements as of December 31, 2003            F-8
            Index to statements of revenue over certain operating
            expenses for the period January 1, 2002 to September 29, 2002
            and for the year ended December 31, 2001                        F-24

            Collins Crossing

            Index to financial statements as of September 30, 2004
            (unaudited)                                                     F-29
            Index to financial statements as of December 31, 2003           F-35
            Index to statements of revenue over certain operating
            expenses for the period January 1, 2003 to March 2, 2003 and
            for the years ended December 31, 2002 and 2001                  F-51

            Montague Business Center

            Index to financial statements as of September 30, 2004
            (unaudited)                                                     F-56
            Index to financial statements as of December 31, 2003           F-62
            Index to statements of revenue over certain operating
            expenses for the period January 1, 2002 to August 26, 2002
            and for the year ended December 31, 2001                        F-77

            Royal Ridge

            Index to financial statements as of September 30, 2004
            (unaudited)                                                     F-82
            Index to financial statements as of December 31, 2003           F-88
            Index to statements of revenue over certain operating
            expenses for the period January 1, 2003 to January 29, 2003
            and for the year ended December 31, 2002                       F-104

      (b)   Pro Forma Financial Information

            Franklin Street Properties Corp. Unaudited Pro Forma Condensed
            Combined Financial Statements                                  F-109

      (c)   Exhibits

            23.1  Consent of Braver and Company, P.C.

                            FSP Addison Circle Corp.
                              Financial Statements
                               September 30, 2004

                                Table of Contents
                                                                            Page
Financial Statements

Balance Sheets as of September 30, 2004 and December 31, 2003.............   F-3

Statements of Income for the three and nine months ended
      September 30, 2004 and 2003.........................................   F-4

Statements of Cash Flows for the nine months ended
      September 30, 2004 and 2003.........................................   F-5

Notes to Financial Statements.............................................   F-6

                            FSP Addison Circle Corp.
                                 Balance Sheets
                                   (unaudited)

                                                                     September 30,     December 31,
(in thousands, except shares and par value amounts)                       2004             2003
===================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                              $  4,365            $  4,365
     Buildings and improvements                                          46,112              45,895
---------------------------------------------------------------------------------------------------
                                                                         50,477              50,260

     Less accumulated depreciation                                        2,406               1,519
---------------------------------------------------------------------------------------------------

Real estate investments, net                                             48,071              48,741

Acquired real estate leases, net of accumulated
     amortization of $588 and $349                                        1,150               1,389
Cash and cash equivalents                                                 5,492               5,966
Restricted cash                                                              20                  35
Tenant rents receivable                                                       1                  25
Step rent receivable                                                        531                 421
Deferred leasing costs, net of accumulated
     amortization of $10 and $0                                             358                  39
Prepaid expenses and other assets                                            99                  51
---------------------------------------------------------------------------------------------------

      Total assets                                                     $ 55,722            $ 56,667
===================================================================================================

Liabilities and stockholders' equity:

Liabilities:
Accounts payable and accrued expenses                                  $  1,694            $  2,055
Dividends payable                                                            --               1,265
Tenant security deposits                                                     20                  35
---------------------------------------------------------------------------------------------------

     Total liabilities                                                    1,714               3,355
---------------------------------------------------------------------------------------------------

Commitments and contingencies

Stockholders' equity:
     Preferred stock, $.01 par value, 636 shares
       authorized, issued and outstanding                                    --                  --
     Common stock, $.01 par value, 1 share
       authorized, issued and outstanding                                    --                  --
     Additional paid-in capital                                          58,383              58,383
     Retained deficit and dividends in excess of earnings                (4,375)             (5,071)
---------------------------------------------------------------------------------------------------

     Total stockholders' equity                                          54,008              53,312
---------------------------------------------------------------------------------------------------

     Total liabilities and stockholders' equity                        $ 55,722            $ 56,667
===================================================================================================

                                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                               Statement of Income
                                   (unaudited)

                                                                      For the                 For the
                                                                   Three Months             Nine Months
                                                                       Ended                   Ended
                                                                   September 30,           September 30,
                                                              ---------------------    ---------------------
(in thousands, except shares and per share amounts)            2004           2003      2004          2003
============================================================================================================

Revenues:
     Rental                                                   $2,171         $2,115    $6,892         $6,448
------------------------------------------------------------------------------------------------------------
Expenses:

     Rental operating expenses                                   684            487     1,490          1,355
     Real estate taxes and insurance                             361            300     1,045            926
     Depreciation and amortization                               378            381     1,136          1,126
============================================================================================================

       Total expenses                                          1,423          1,168     3,671          3,407
------------------------------------------------------------------------------------------------------------

Income before interest                                           748            947     3,221          3,041

Interest income                                                   25             10        67             32
------------------------------------------------------------------------------------------------------------

Net income attributable to preferred stockholders             $  773         $  957    $3,288         $3,073
============================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                           636            636       636            636
============================================================================================================

Net income per preferred share, basic and diluted             $1,215         $1,505    $5,170         $4,832
============================================================================================================

                                 See accompanying notes to financial statements.

                     FSP Addison Circle Corp.
                     Statements of Cash Flows

                                                                          For the Nine Months Ended
(in thousands)                                                    September 30, 2004    September 30, 2003
==========================================================================================================
Cash flows from operating activities:
     Net Income                                                        $ 3,288                     $ 3,073
     Adjustments to reconcile net income to net cash provided by
       (used for) operating activities:
     Depreciation and amortization                                       1,136                       1,126
Changes in operating assets and liabilities:
     Restricted cash                                                        15                           9
     Tenant rent receivables                                                24                          50
     Step rent receivable                                                 (110)                       (241)
     Prepaid expenses and other assets                                     (48)                        (28)
     Accounts payable and accrued expenses                                (361)                       (256)
     Tenant security deposits                                              (15)                         (9)
     Payment of deferred leasing costs                                    (329)                         --
----------------------------------------------------------------------------------------------------------

       Net cash provided by operating activities                       $ 3,600                     $ 3,724
----------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                       (217)                         --
----------------------------------------------------------------------------------------------------------

       Net cash used for investing activities                             (217)                         --
----------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Distributions to stockholders                                      (3,857)                     (3,446)
----------------------------------------------------------------------------------------------------------

       Net cash used for financing activities                           (3,857)                     (3,446)
----------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                      (474)                        278

Cash and cash equivalents, beginning of period                           5,966                       5,402
----------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                               $ 5,492                     $ 5,680
==========================================================================================================

Supplemental disclosure of cash flow information:
   Disclosure of non-cash financing activities:
      Dividends declared but not paid                                  $    --                     $ 1,277

                                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements
                                   (unaudited)

1. Organization and Basis of Presentation

FSP Addison Circle Corp. (the "Company") was organized on August 21, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Addison, TX (the "Property"). The Property consists of a recently constructed, ten-story Class "A" suburban office tower that contains approximately 293,787 square feet of space situated on approximately 3.62 acres of land. The Company acquired the Property on September 30, 2002.

BASIS OF PRESENTATION

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

Certain balances in the 2003 financial statements have been reclassified to conform to the 2004 presentation.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2003.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per preferred share is computed by dividing net income attributed to preferred shareholders by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were convertible into shares. There were no potential dilutive shares outstanding at September 30, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3. Income Taxes

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $20,000 and $19,000 for the three months ended September 30, 2004 and 2003, respectively and $61,000 and $60,000 for the nine months ended September 30, 2004 and 2003, respectively.

5. Subsequent Events

On October 1, 2004 the Company declared a dividend of $2,144.00 per share of preferred stock payable to holders of record as of October 1, 2004.

                            FSP Addison Circle Corp.
                              Financial Statements
                           December 31, 2003 and 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report...............................................  F-9

Balance Sheets as of December 31, 2003 and 2002............................ F-10

Statements of Operations for the year ended December 31, 2003 and for the period August 21, 2002 (date of inception) to
     December 31, 2002....................................................  F-11

Statements of Changes in Stockholders' Equity for the year ended
     December 31, 2003 and for the period August 21, 2002
     (date of inception) to December 31, 2002.............................  F-12

Statements of Cash Flows for the year ended December 31, 2003 and for the period August 21, 2002 (date of inception) to
     December 31, 2002....................................................  F-13

Notes to the Financial Statements.........................................  F-14

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Addison Circle Corp.

We have audited the accompanying balance sheets of FSP Addison Circle Corp. as of December 31, 2003 and 2002 and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2003 and for the period from August 21, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Addison Circle Corp. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year ended December 31, 2003 and for the initial period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
January 23, 2004

                            FSP Addison Circle Corp.
                                 Balance Sheets

                                                                December 31,         December 31,
(in thousands, except shares and par value amounts)                2003                 2002
==================================================================================================

Assets:

Real estate investments, at cost:
  Land                                                           $  4,365                $  4,365
  Buildings and improvements                                       45,895                  45,870
-------------------------------------------------------------------------------------------------
                                                                   50,260                  50,235

  Less accumulated depreciation                                     1,519                     343
-------------------------------------------------------------------------------------------------

Real estate investments, net                                       48,741                  49,892

Acquired real estate leases, net of accumulated
  amortization of $349 and $27                                      1,389                   1,711
Cash and cash equivalents                                           3,330                   2,683
Cash-funded reserves                                                2,636                   2,719
Restricted cash                                                        35                      44
Tenant rents receivable                                                25                      --
Step rent receivable                                                  421                      99
Deferred leasing costs                                                 39                      --
Prepaid expenses and other assets                                      51                      80
-------------------------------------------------------------------------------------------------

    Total assets                                                 $ 56,667                $ 57,228
=================================================================================================

Liabilities and stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                            $  2,055                $  1,890
Dividends payable                                                   1,265                     850
Tenant security deposits                                               35                      44
-------------------------------------------------------------------------------------------------

    Total liabilities                                               3,355                   2,784
-------------------------------------------------------------------------------------------------

Commitments and contingencies:

Stockholders' equity:
  Preferred stock, $.01 par value, 636 shares
    authorized, issued and outstanding                                 --                      --
  Common stock, $.01 par value, 1 share
    authorized, issued and outstanding                                 --                      --
  Additional paid-in capital                                       58,383                  58,383
  Retained deficit and dividends in excess of earnings             (5,071)                 (3,939)
-------------------------------------------------------------------------------------------------

    Total stockholders' equity                                     53,312                  54,444
-------------------------------------------------------------------------------------------------

    Total liabilities and stockholders' equity                   $ 56,667                $ 57,228
=================================================================================================

                                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                            Statements of Operations

                                                                                         For the Period
                                                                                         August 21, 2002
                                                                For the Year Ended   (date of inception) to
(in thousands, except per share amounts)                         December 31, 2003      December 31, 2002
===========================================================================================================
Revenue:
  Rental                                                            $8,554                      $ 2,102
----------------------------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                                          1,783                          391
  Real estate taxes and insurance                                    1,354                          327
  Depreciation and amortization                                      1,497                          370
  Interest                                                              --                        3,897
----------------------------------------------------------------------------------------------------------

    Total expenses                                                   4,634                        4,985
----------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                 3,920                       (2,883)

Interest income                                                         85                           14
----------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                            4,005                       (2,869)

Distributions paid to common shareholders                               --                          313
----------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders            $4,005                      $(3,182)
===========================================================================================================

Weighted average number of preferred shares outstanding,
    basic and diluted                                                  636                          636

===========================================================================================================

Net income (loss) per preferred share, basic and diluted            $6,297                      $(5,003)
===========================================================================================================

                                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                  Statements of Changes in Stockholders' Equity
    For the year ended December 31, 2003 and for the Period August 21, 2002
                    (date of inception) to December 31, 2002

                                                                              Retained Deficit
                                                                 Additional    and Dividends        Total
                                       Preferred       Common     Paid in      in Excess of     Stockholders'
(in thousands, except shares)            Stock         Stock      Capital         Earnings         Equity
=============================================================================================================

Private offering of 636 shares, net     $     --      $     --    $58,383        $    --           $ 58,383

Net loss                                      --            --         --         (2,869)            (2,869)

Distributions to stockholders                 --            --         --         (1,070)            (1,070)
-------------------------------------------------------------------------------------------------------------
Balance, December 31, 2002                    --            --     58,383         (3,939)            54,444

Net income                                    --            --         --          4,005              4,005

Distributions to stockholders                 --            --         --         (5,137)            (5,137)
-------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003              $     --      $     --    $58,383        $(5,071)          $ 53,312
=============================================================================================================

                                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                            Statements of Cash Flows

                                                                                         For the Period
                                                                                         August 21, 2002
                                                                For the Year Ended   (date of inception) to
(in thousands)                                                   December 31, 2003      December 31, 2002
============================================================================================================

Cash flows from operating activities:
  Net income (loss)                                                   $ 4,005                 $ (2,869)
  Adjustments to reconcile net income (loss) to net cash
    provided by (used for) operating activities:
    Depreciation and amortization                                       1,497                      370
Changes in operating assets and liabilities:
      Cash-funded reserve                                                  83                   (2,719)
      Restricted cash                                                       9                      (44)
      Tenant rent receivables                                             (25)                      --
      Step rent receivable                                               (322)                     (99)
      Prepaid expenses and other assets                                    29                      (80)
      Accounts payable and accrued expenses                               165                    1,890
      Tenant security deposits                                             (9)                      44
      Payment of deferred leasing costs                                   (39)                      --
------------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) operating activities            5,393                   (3,507)
------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets                                          (25)                 (50,235)
  Purchase of acquired real estate leases                                  --                   (1,738)
------------------------------------------------------------------------------------------------------------

        Net cash used for investing activities                            (25)                 (51,973)
------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from sale of company stock                                      --                   63,610
  Syndication costs                                                        --                   (5,227)
  Distributions to stockholders                                        (4,721)                    (220)
  Proceeds from long-term debt                                             --                   51,500
  Principal payments on long-term debt                                     --                  (51,500)
------------------------------------------------------------------------------------------------------------

        Net cash (used for) provided by financing activities           (4,721)                  58,163
------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                 647                    2,683

Cash and cash equivalents, beginning of period                          2,683                       --
------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                              $ 3,330                 $  2,683
============================================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                          $    --                 $  3,897

  Disclosure of non-cash financing activities:
    Dividends declared but not paid                                   $ 1,265                 $    850

                                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

1. Organization

FSP Addison Circle Corp. (the "Company") was organized on August 21, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Addison, TX (the "Property"). The Property consists of a recently constructed, ten-story Class "A" suburban office tower that contains approximately 293,787 square feet of space situated on approximately 3.62 acres of land. The Company acquired the Property on September 30, 2002.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to December 31, 2002 are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the assets are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

        Category                    Years
        --------                    -----
        Building - Commercial         39
        Building Improvements        15-39
        Furniture and equipment       5-7

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheets:

                  (in thousands)

                  Price per Offering Memorandum         $   51,500
                  Plus: Acquisition fees                       318
                        Other acquisition costs                155
                  --------------------------------------------------
                    Total Acquisition Costs             $   51,973
                  ==================================================

These costs are reported in the Company's Balance Sheets as follows:

                  Land                                     $  4,365
                  Building                                   45,870
                  Acquired real estate leases                 1,738
                  --------------------------------------------------
                    Total reported on Balance Sheets       $ 51,973
                  ==================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2003 and 2002, no such indicators of impairment were identified.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the Property. Under SFAS No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the remaining life of the related leases. Amortization expense of $322,000 and $27,000 is included in depreciation and amortization in the Company's Statements of Operations for the year ended December 31, 2003 and the period ended December 31, 2002, respectively.

Acquired real estate lease costs included in the purchase price of the property were $1,738,000 and are being amortized over the weighted-average period of six years in respect of the leases assumed.

The estimated annual amortization expense for the five years succeeding December 31, 2003 are as follows:

                  (in thousands)
                  2004                             $  321
                  2005                             $  321
                  2006                             $  321
                  2007                             $  321
                  2008                             $  105

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2003 and 2002.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended December 31, 2003 and 2002, rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                                                       Year          Period
                                                      Ended          Ended
                                                   December 31,   December, 31
                                                       2003           2002
     McLeod USA Telecommunications Services, Inc.      31%            31%
     The Staubach Company                              28%            28%
     J.D. Edwards World Solutions Company              20%            20%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves, and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, was $421,000 and $99,000 at December 31, 2003 and 2002, respectively.

TENANT RENTS RECEIVABLE

Tenant rents receivable are reported at the amount the Company expects to collect on balances outstanding at year-end. Management monitors outstanding balances and tenant relationships and concluded that any realization losses would be immaterial.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $5,227,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                             Year Ended    Period Ended
                                            December 31,   December, 31
                  (in thousands)                2003           2002
                  =======================================================
                  Income from leases          $  7,153       $  1,823
                  Straight-line rent
                    adjustment                     322             99
                  Reimbursable expenses          1,079            180
                  -------------------------------------------------------

                       Total                  $  8,554       $  2,102
                  =======================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were convertible into shares. There were no potential dilutive shares outstanding at December 31, 2003 and 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3. Recent Accounting Standards

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The adoption of this statement did not have a material effect on the Company's financial position, results of operations and cash flows.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $2,932,000 that can be carried forward until it expires in the year 2022.

At December 31, 2003, the Company's net tax basis of its real estate assets was $50,421,000.

The following schedule reconciles net income (loss) to taxable income subject to dividend requirements:

                                                    Year Ended      Period Ended
                                                    December 31,    December 31,
     (in thousands)                                    2003            2002
     ==========================================================================

     GAAP net income (loss)                         $    4,005     $   (2,869)

       Add:  Book depreciation and amortization          1,497            370
       Less: Tax depreciation and amortization          (1,193)          (323)
             Straight-line rents                          (322)           (99)
     --------------------------------------------------------------------------
     Taxable income (loss)(1)                       $    3,987     $   (2,921)
     ==========================================================================

     (1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                       Year Ended                           Year Ended
                                                    December 31, 2003                    December 31, 2002
                                                     Per Preferred  Per Common            Per Preferred   Per Common
(in thousands, except per share data)        Total       Share         Share      Total       Share          Share
---------------------------------------------------------------------------------------------------------------------
Cash distributions paid                     $ 4,721     $ 7,278      $ 93,807     $ 220       $  --        $ 220,000
   Less: Return of captial                     (734)     (1,133)      (14,605)     (220)         --         (220,000)
---------------------------------------------------------------------------------------------------------------------
Dividends paid deduction                    $ 3,987     $ 6,145      $ 79,202     $  --       $  --         $     --
=====================================================================================================================

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

5. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any income, nor in any related dividend.

6. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2003 and 2002, fees incurred under the agreement were $79,000 and $19,000, respectively.

An acquisition fee of $318,000 and other costs of $67,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $5,227,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full a note payable to FSP, principal of $51,500,000, with interest equal to the Citizens Bank base rate. Interest paid to FSP was $240,000. The average interest rate during the time the loan was outstanding was 4.44%.

A commitment fee of $3,657,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a distribution of $313,000 to the common shareholder relating to operating activities of the Company prior to the completion of the offering of preferred shares.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

7. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                               Year Ending
     (in thousands)            December 31,         Amount
                             ----------------   -------------

                                  2004              $  6,684
                                  2005                 6,636
                                  2006                 5,698
                                  2007                 3,101
                                  2008                 2,369
                               Thereafter                943
                                                -------------

                                                    $ 25,431
                                                =============

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in September, 2002, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

                                  SCHEDULE III

                                 ADDISON CIRCLE
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2003

                                                              Initial Cost
                                                  ---------------------------------
                                                                          Costs
                                                                       Capitalized
                                                           Buildings   (Disposals)
                                                         Improvements   Subsequent
                                                              and           to
Description                     Encumbrances (1)  Land    Equipment    Acquisition
                                ----------------  ----    ---------    ------------
                                            (in thousands)
  Addison Circle, Addison, TX                     4,365     45,870          25

                                                    Historical Costs
                                  --------------------------------------------------------------------------------------


                                         Buildings                              Total Costs,
                                        Improvements                               Net of      Depreciable
                                            and                  Accumulated    Accumulated       Life         Date of
Description                       Land   Equipment    Total (2)  Depreciation  Depreciation       Years      Acquisition
                                  ----   ---------    ---------  ------------  ------------       -----      -----------
                                                                (in thousands)
  Addison Circle, Addison, TX     4,365    45,895     50,260        1,519          48,741          39           2002

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $50,421.

                                 Addison Circle

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                               December 31,
                                                          ----------------------
      (in thousands)                                       2003           2002
      ==========================================================================

      Real estate investments, at cost:
        Balance, beginning of period                      $50,235        $    --
          Acquisitions                                         --         50,235
          Improvements                                         25             --
          Dispositions                                         --             --
      --------------------------------------------------------------------------

        Balance, end of period                            $50,260        $50,235
      ==========================================================================

      Accumulated depreciation:
        Balance, beginning of period                      $   343        $    --
          Depreciation                                      1,176            343
          Dispositions                                         --             --
      --------------------------------------------------------------------------

        Balance, end of period                            $ 1,519        $   343
      ==========================================================================

                                 ADDISON CIRCLE
              FOR THE PERIOD JANUARY 1, 2002 TO SEPTEMBER 29, 2002
                    AND FOR THE YEAR ENDED DECEMBER 31, 2001

                                    CONTENTS

                                                                            PAGE

Independent auditors' report                                                F-25

Statements of revenue over certain operating expenses                       F-26

Notes accompanying the statements of revenue over certain
     operating expenses                                                     F-27

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Addison Circle Corp.

We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of Addison Circle for the period January 1, 2002 to September 29, 2002 and for the year ended December 31, 2001. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2, and therefore, are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, these Statements referred to above present fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2), of Addison Circle for the period January 1, 2002 to September 29, 2002 and for the year ended December 31, 2001, in conformity with the basis of accounting described in Note 2.


/s/ Braver and Company, P.C.
Newton, Massachusetts
February 28, 2004

                                 ADDISON CIRCLE
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
            FOR THE PERIOD JANUARY 1, 2002 TO SEPTEMBER 29, 2002 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                           2002         2001
                                                        ----------   ----------
REVENUE

  Rental income                                         $6,577,352   $8,353,790
                                                        ----------   ----------

CERTAIN OPERATING EXPENSES (Note 2):

  Taxes and insurance                                      930,968    1,195,547
  Management fees                                          105,094      135,923
  Administrative                                           512,993      446,024
  Operating and maintenance                                649,685      905,373
                                                        ----------   ----------

                                                         2,198,740    2,682,867
                                                        ----------   ----------

Excess of revenue over certain operating expenses       $4,378,612   $5,670,923
                                                        ==========   ==========

      The accompanying notes are an integral part of these financial statements.

                                 ADDISON CIRCLE
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES

1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in Addison, Dallas County, Texas (the "Property"). These statements are the results of operations of the Property under the basis of accounting described in Note 2 for the period and year described prior to the acquisition of the Property by FSP Addison Circle Corp. The Property consists of a ten-story Class A suburban office tower containing approximately 293,787 square feet located on approximately 3.62 acres of land. The Property was sold to FSP Addison Circle Corp. on September 30, 2002.

2.    BASIS OF ACCOUNTING:

      The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to the future operations of the Property.

3.    REVENUE RECOGNITION:

      Rental revenue includes income from leases, certain reimbursable expenses, straight-line rent adjustments and other income associated with renting the property. A summary of rental revenue is shown in the following table:

                                                 For the period
                                                January 1, 2002     Year Ended
                                                 to September 29,  December 31,
                                                       2002            2001
                                                ----------------   ------------

             Income from leases                     $ 5,407,615     $7,168,574
             Straight-line rent adjustment              258,696        293,420
             Reimbursable expenses                      909,682        887,543
             Other income                                 1,359          4,253
                                                ----------------   ------------

                   Total                            $ 6,577,352     $8,353,790
                                                ================   ============

      Addison Circle has retained substantially all of the risks and benefits of the property and accounts for its leases as operating leases. Rental income from leases, which include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its tenants. Reimbursable costs are included in rental income in the period earned.

4.    USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                 ADDISON CIRCLE
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES

5.    CONCENTRATIONS OF RISKS:

      For the period January 1, 2002 to September 29, 2002, and for the year ended December 31, 2001, rental income was received from various lessees. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

6.    LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                     Year Ending
                     December 31,               Amount
                  -----------------         --------------

                        2002                $  1,704,000
                        2003                   6,677,000
                        2004                   6,684,000
                        2005                   6,636,000
                        2006                   5,698,000
                     Thereafter                6,413,000
                                            --------------

                                            $ 33,812,000
                                            ==============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to them.

                           FSP Collins Crossing Corp.
                              Financial Statements
                               September 30, 2004

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Balance Sheet as of September 30, 2004 and December 31, 2003..............  F-30

Statement of Income for the three and nine months ended
     September 30, 2004 and 2003..........................................  F-31

Statement of Cash Flows for the nine months ended
     September 30, 2004 and 2003..........................................  F-32

Notes to Financial Statements.............................................  F-33

                           FSP Collins Crossing Corp.
                                  Balance Sheet
                                   (unaudited)

                                                                            September 30,       December 31,
(in thousands,except shares and par value amounts)                              2004               2003
============================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                    $  4,022              $  4,022
     Buildings and improvements                                                34,232                34,224
------------------------------------------------------------------------------------------------------------
                                                                               38,254                38,246

     Less accumulated depreciation                                              1,389                   731
------------------------------------------------------------------------------------------------------------

Real estate investments, net                                                   36,865                37,515

Acquired real estate leases, net of accumulated amortization
      of $663 and $349, respectively                                            1,604                 1,918
Acquired favorable real estate lease, net of accumulated
      amortization of $1,504 and $791, respectively                             3,640                 4,353
Cash and cash equivalents                                                       4,634                 5,066
Restricted cash                                                                   115                   115
Tenant rents receivable                                                            35                    25
Step rent receivable                                                              528                   279
Prepaid expenses and other assets                                                  51                    43
------------------------------------------------------------------------------------------------------------

     Total assets                                                            $ 47,472              $ 49,314
============================================================================================================

Liabilities and stockholders' equity:

Liabilities:
Accounts payable and accrued expenses                                        $  1,263              $  1,467
Distributions payable                                                              --                 1,331
Tenant security deposits                                                          115                   115
------------------------------------------------------------------------------------------------------------

     Total liabilities                                                          1,378                 2,913
------------------------------------------------------------------------------------------------------------

Commitments and contingencies

Stockholders' equity:
     Preferred stock, $.01 par value, 555 shares
        authorized, issued and outstanding                                         --                    --
     Common stock, $.01 par value, 1 share
        authorized, issued and outstanding                                         --                    --
     Additional paid-in capital                                                51,100                51,100
     Retained deficit and dividends in excess of earnings                      (5,006)               (4,699)
------------------------------------------------------------------------------------------------------------

     Total stockholders' equity                                                46,094                46,401
------------------------------------------------------------------------------------------------------------

     Total liabilities and stockholders' equity                              $ 47,472              $ 49,314
============================================================================================================

                                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                               Statement of Income
                                   (unaudited)

                                                                      For the                 For the
                                                                    Three Months            Nine Months
                                                                       Ended                  Ended
                                                                   September 30,           September 30,
                                                               --------------------  ----------------------
(in thousands, except shares and per share amounts)             2004        2003        2004        2003
===========================================================================================================

Revenues:
     Rental                                                    $1,756     $1,724       $5,205     $ 3,976
-----------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                    552        418        1,461         922
     Real estate taxes and insurance                              237        273          715         614
     Depreciation and amortization                                324        265          972         619
     Interest                                                      --          4           --       3,444
===========================================================================================================

       Total expenses                                           1,113        960        3,148       5,599
-----------------------------------------------------------------------------------------------------------

Income (loss) before interest income                              643        764        2,057      (1,623)

Interest income                                                    12          7           51          12
-----------------------------------------------------------------------------------------------------------

Net income (loss) before common distibutions                      655        771        2,108      (1,611)

Distributions paid to common stockholders                          --        217           --         370
-----------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred stockholders       $  655     $  554       $2,108     $(1,981)
===========================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                            555        555          555         555
===========================================================================================================

Net income (loss) per preferred share, basic and diluted       $1,180     $  998       $3,798     $(3,569)
===========================================================================================================

                                  See accompanying notes to financial statements

                           FSP Collins Crossing Corp.
                            Statements of Cash Flows

                                                                                 For the Nine Months Ended
(in thousands)                                                            September 30, 2004  September 30, 2003
================================================================================================================
Cash flows from operating activities:
     Net Income (loss)                                                     $ 2,108                  $ (1,611)
     Adjustments to reconcile net income (loss) to net cash provided by
       (used for) operating activities:
     Depreciation and amortization                                             972                       619
     Amortization of favorable lease                                           713                       554
Changes in operating assets and liabilities:
     Restricted cash                                                            --                      (115)
     Tenant rent receivables                                                   (10)                       (7)
     Step rent receivable                                                     (249)                     (194)
     Prepaid expenses and other assets                                          (8)                      (66)
     Accounts payable and accrued expenses                                    (204)                      927
     Tenant security deposits                                                   --                       115
----------------------------------------------------------------------------------------------------------------

       Net cash provided by (used for) operating activities                  3,322                       222
----------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                             (8)                  (38,246)
     Purchase of acquired real estate leases                                    --                    (2,267)
     Purchase of acquired favorable real estate lease                           --                    (5,144)
----------------------------------------------------------------------------------------------------------------

       Net cash used for investing activities                                   (8)                  (45,657)
----------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                        --                    55,839
     Syndication costs                                                          --                    (4,738)
     Distributions to stockholders                                          (3,746)                   (1,245)
     Proceeds from long-term debt                                               --                    45,175
     Principal payments on long-term debt                                       --                   (45,175)
----------------------------------------------------------------------------------------------------------------

       Net cash (used for) provided by financing activities                 (3,746)                   49,856
----------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                          (432)                    4,421

Cash and cash equivalents, beginning of period                               5,066                        --
----------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                   $ 4,634                  $  4,421
================================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                              $    --                  $  3,444

Disclosure of non-cash financing activites:
     Dividends declared but not paid                                       $    --                  $  1,147

                                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements
                                   (unaudited)

1. Organization and Basis of Presentation

FSP Collins Crossing Corp. (the "Company") was organized on January 16, 2003 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Richardson, TX (the "Property"). Completed in 1999, the Property consists of an eleven story Class "A" suburban office tower that contains approximately 298,766 square feet of space situated on approximately ten acres of land (including an undeveloped parcel containing approximately 3.5 acres). The company acquired the Property on March 3, 2003.

BASIS OF PRESENTATION

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2003

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per preferred share is computed by dividing net income attributed to preferred shareholders by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were convertible into shares. There were no potential dilutive shares outstanding at September 30, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3. Income Taxes

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $19,000 and $19,000 for the three months ended September 30, 2004 and 2003, respectively and $56,000 and $44,000 for the nine months ended September 30, 2004 and 2003, respectively.

An acquisition fee of $277,000 and other costs of $206,000 were paid in the nine months ended September 30, 2003 to an affiliate of the common shareholder. Such fees were included in the cost of real estate.

Syndication fees of $4,410,000 were paid in the nine months ended September 30, 2003 to an affiliate of the common shareholder for services related to syndication of the Company's preferred stock.

During the nine months ended September 30, 2003, the Company borrowed and repaid in full a note payable to FSP, principal of $45,175,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $253,000. The average interest rate during the time the loan was outstanding was 4.44%.

A commitment fee of $3,191,000 was paid to FSP during the nine months ended September 30, 2003 for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a distribution of $370,000 during the nine months ended September 30, 2003 to the common shareholder relating to operating activities of the Company prior to the completion of the offering of preferred shares.

5. Subsequent Events

On October 1, 2004, the Company declared a dividend of $2,120.00 per share of preferred stock payable to holders of record as of October 1, 2004.

                           FSP Collins Crossing Corp.
                              Financial Statements
                                December 31, 2003

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report............................................... F-36

Balance Sheet as of December 31, 2003...................................... F-37

Statement of Operations for the period January 16, 2003 (date of inception) to December 31, 2003....................................... F-38

Statement of Changes in Stockholders' Equity for the period January
     16, 2003 (date of inception) to December 31, 2003..................... F-39

Statement of Cash Flows for the period January 16, 2003 (date of inception) to December 31, 2003....................................... F-40

Notes to the Financial Statements.......................................... F-41

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Collins Crossing Corp.

We have audited the accompanying balance sheet of FSP Collins Crossing Corp. as of December 31, 2003, and the related statements of operations, changes in stockholders' equity and cash flows for the period from January 16, 2003 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Collins Crossing Corp. as of December 31, 2003, and the results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
January 23, 2004

                           FSP Collins Crossing Corp.
                                  Balance Sheet

                                                                    December 31,
(in thousands, except shares and par value amounts)                     2003
================================================================================

Assets:

Real estate investments, at cost:
  Land                                                                 $  4,022
  Buildings and improvements                                             34,224
--------------------------------------------------------------------------------
                                                                         38,246

  Less accumulated depreciation                                             731
--------------------------------------------------------------------------------

    Real estate investments, net                                         37,515

Acquired real estate leases, net of accumulated
  amortization of $349                                                    1,918
Acquired favorable real estate lease, net of
  accumulated amortization of $791                                        4,353
Cash and cash equivalents                                                 2,942
Cash-funded reserves                                                      2,124
Restricted cash                                                             115
Tenant rents receivable                                                      25
Step rent receivable                                                        279
Prepaid expenses and other assets                                            43
--------------------------------------------------------------------------------

  Total assets                                                         $ 49,314
================================================================================

Liabilities and stockholders' equity:

Liabilities:
Accounts payable and accrued expenses                                  $  1,467
Distributions payable to stockholders                                     1,331
Tenant security deposits                                                    115
--------------------------------------------------------------------------------

  Total liabilities                                                       2,913
--------------------------------------------------------------------------------

Commitments and contingencies:

Stockholders' equity:
  Preferred Stock, $.01 par value, 555 shares
    authorized, issued and outstanding                                       --
  Common Stock, $.01 par value, 1 share
    authorized, issued and outstanding                                       --
  Additional paid-in capital                                             51,100
  Retained deficit and distributions in excess of earnings               (4,699)
--------------------------------------------------------------------------------

    Total stockholders' equity                                           46,401
--------------------------------------------------------------------------------

    Total liabilities and stockholders' equity                         $ 49,314
================================================================================

                                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                             Statement of Operations

                                                               For the Period
                                                              January 16, 2003
                                                          (date of inception) to
(in thousands, except shares and per share amounts)          December 31, 2003
================================================================================

Revenue:
  Rental                                                                $ 5,672
--------------------------------------------------------------------------------

    Total revenue                                                         5,672
--------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                                               1,399
  Real estate taxes and insurance                                           760
  Depreciation and amortization                                           1,080
  Interest                                                                3,444
--------------------------------------------------------------------------------

    Total expenses                                                        6,683
--------------------------------------------------------------------------------

Net loss before interest income                                          (1,011)

Interest income                                                              35
--------------------------------------------------------------------------------

Net loss before distributions to common stockholder                        (976)

Distributions paid to common stockholder                                    373
--------------------------------------------------------------------------------

Net loss attributable to preferred stockholders                         $(1,349)
================================================================================

Weighted average number of preferred shares outstanding,
    basic and diluted                                                       555
================================================================================

Net loss per preferred share, basic and diluted                         $(2,431)
================================================================================

                                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                  Statement of Changes in Stockholders' Equity
                         For the Period January 16, 2003
                    (date of inception) to December 31, 2003

                                                                               Retained Deficit
                                                                  Additional    and Dividends        Total
                                        Preferred       Common     Paid in      in Excess of     Stockholders'
(in thousands, except shares)             Stock         Stock      Capital         Earnings         Equity
===============================================================================================================

Private offering of 555 shares, net     $      --     $     --    $  51,100      $       --       $     51,100

Distributions                                  --           --           --          (3,723)            (3,723)

Net loss                                       --           --           --            (976)              (976)
---------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003              $      --     $     --    $  51,100      $   (4,699)      $     46,401
===============================================================================================================

                                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                             Statement of Cash Flows

                                                               For the Period
                                                              January 16, 2003
                                                          (date of inception) to
(in thousands)                                               December 31, 2003
================================================================================

Cash flows from operating activities:
  Net loss                                                       $   (976)
  Adjustments to reconcile net loss to net cash
    used for operating activities:
    Depreciation and amortization                                   1,080
    Amortization of favorable lease                                   791
Changes in operating assets and liabilities:
      Cash-funded reserve                                          (2,124)
      Restricted cash                                                (115)
      Tenant rents receivable                                         (25)
      Step rent receivable                                           (279)
      Prepaid expenses and other assets                               (43)
      Accounts payable and accrued expenses                         1,467
      Tenant security deposits                                        115
--------------------------------------------------------------------------------

        Net cash used for operating activities                       (109)
--------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets                                  (38,246)
  Purchase of acquired real estate lease                           (2,267)
  Purchase of acquired favorable real estate lease                 (5,144)
--------------------------------------------------------------------------------

        Net cash used for investing activities                    (45,657)
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from sale of company stock                              55,510
  Syndication costs                                                (4,410)
  Distributions to stockholders                                    (2,392)
  Proceeds from long-term debt                                     45,175
  Principal payments on long-term debt                            (45,175)
--------------------------------------------------------------------------------

        Net cash provided by financing activities                  48,708
--------------------------------------------------------------------------------

Net increase in cash and cash equivalents                           2,942

Cash and cash equivalents, beginning of period                         --
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                         $  2,942
================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                     $  3,444

  Disclosure of non-cash financing activities:
    Distributions declared but not paid                          $  1,331


                                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

1. Organization

FSP Collins Crossing Corp. (the "Company") was organized on January 16, 2003 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Richardson, TX (the "Property"). Completed in 1999, the Property consists of an eleven story Class "A" suburban office tower that contains approximately 298,766 square feet of space situated on approximately ten acres of land (including an undeveloped parcel containing approximately 3.5 acres). The company acquired the Property on March 3, 2003.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to date are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the assets are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

        Category                    Years
        --------                    -----
        Building - Commercial        39
        Building Improvements       15-39
        Furniture and Equipment      5-7

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

                  (in thousands)
                  --------------

                  Price per Offering Memorandum         $   45,175
                  Plus: Acquisition fees                       277
                  Plus: Other acquisition costs                205
                  --------------------------------------------------
                    Total Acquisition Costs             $   45,657
                  ==================================================

These costs are reported in the Company's Balance Sheet as follows:

                  Land                                  $    4,022
                  Building                                  34,224
                  Acquired real estate leases                2,267
                  Acquired favorable real estate
                    lease                                    5,144
                  --------------------------------------------------
                    Total reported on Balance Sheet     $   45,657
                  ==================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2003, no such indicators of impairment were identified.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases represents the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the Property. Under SFAS No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of $349,000 is included in Depreciation and Amortization in the Company's Statement of Operations for the period ended December 31, 2003.

Acquired real estate lease costs included in the purchase price of the property were $2,267,000 and are being amortized over the period of five years in respect of the leases assumed. Detail of the acquired real estate lease costs as of December 31, 2003:

                  (in thousands)
                  --------------

                  Cost                             $   2,267
                  Accumulated amortization               349
                                                   ---------
                  Book value                       $   1,918
                                                   =========

The estimated annual amortization expense for the five years succeeding December 31, 2003 are as follows:

                  (in thousands)
                  --------------

                  2004                             $    418
                  2005                             $    418
                  2006                             $    418
                  2007                             $    418
                  2008                             $    244

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

ACQUIRED FAVORABLE REAL ESTATE LEASE

Acquired favorable real estate lease is the estimated benefit the Company receives when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the property was acquired. Under SFAS 141 the Company is required to report this value separately from its investment in real estate. The Company subsequently amortizes this amount on a straight-line basis over the remaining life of the tenant's lease. Amortization of $791,000 is shown as a reduction of rental income in the Company's Statement of Operations for the period ended December 31, 2003.

The acquired favorable real estate leases included in the purchase price of the property was $5,144,000 and is being amortized over the period of five years in respect of the lease assumed. Details of the acquired favorable real estate lease as of December 31, 2003:

                  (in thousands)
                  --------------
                  Cost                             $   5,144
                  Accumulated amortization               791
                                                   ---------
                  Book value                       $   4,353
                                                   =========

The estimated annual amortization expense for the five years succeeding December 31, 2003 are as follows:

                  (in thousands)
                  ----------------
                  2004                             $    950
                  2005                             $    950
                  2005                             $    950
                  2007                             $    950
                  2008                             $    553

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any Company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2003.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended December 31, 2003 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenant represents greater than 10% of total revenue:

                  INET                            80%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $279,000 at December 31, 2003.

TENANT RENTS RECEIVABLE

Tenant rents receivable are reported at the amount the Company expects to collect on balances outstanding at year-end. Management monitors outstanding balances and tenant relationships and concluded that any realization losses would be immaterial.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $4,410,000 have been reported as reduction in Stockholders' Equity in the Company's Balance Sheet.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial properties and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                      Period Ended
                                                      December, 31
                  (in thousands)                          2003
                  ===================================================
                  Income from leases                    $  5,559
                  Straight-line rent adjustment              279
                  Reimbursable expenses                      625

                  Amortization of favorable lease           (791)
                  ---------------------------------------------------

                       Total                            $  5,672
                  ===================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were convertible into shares. There were no potential dilutive shares outstanding at December 31, 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor any related dividend.

3. Recent Accounting Standards

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial position, results of operations and cash flows.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

At December 31, 2003, the Company's net tax basis of its real estate assets was $41,634,000.

The following schedule reconciles GAAP net income to taxable income subject to dividend requirements:

                                                             Period Ended
                                                              December 31,
        (in thousands)                                            2003
        ==================================================================

        GAAP net loss                                             $  (976)

         Add:  Book depreciation and amortization                   1,080
               Amortization for favorable lease                       791
               Deferred rent                                          481
         Less: Tax depreciation and amortization                     (812)
               Straight-line rents                                   (279)
        -----------------------------------------------------------------
        Taxable income subject to dividend requirement            $   285
        ==================================================================

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                      Period Ended
                                                       December 31,
                                                       Per Preferred  Per Common
        (in thousands, except per share data)   Total      Share         Share
        ========================================================================

        Cash dividends paid                   $ 2,392    $ 3,637      $ 370,000
           Less: Return of Capital             (2,392)     3,204        326,000
        ------------------------------------------------------------------------
        Dividends paid deduction              $    --    $   433      $  44,000
        ========================================================================

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

5. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

6. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2003, fees incurred under the agreement were $62,000.

An acquisition fee of $277,000 and other costs of $206,000 were paid in 2003 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $4,410,000 were paid in 2003 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2003, the Company borrowed and repaid in full a note payable to FSP, principal of $45,175,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $253,000. The average interest rate during the time the loan was outstanding was 4.44%.

A commitment fee of $3,191,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a distribution of $373,000 to the common shareholder relating to operating activities of the Company prior to the completion of the offering of preferred shares.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

7. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                               Year Ending
        (in thousands)         December 31,         Amount
                               ------------       ---------

                                  2004            $  6,701
                                  2005               6,947
                                  2006               6,036
                                  2007               5,811
                                  2008               5,811
                               Thereafter            8,688
                                                  ---------
                                                  $ 39,994
                                                  =========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in March 2003, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

                                  SCHEDULE III

                                COLLINS CROSSING
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2003

                                                                   Initial Cost
                                                       ---------------------------------
                                                                               Costs
                                                                            Capitalized
                                                                Buildings   (Disposals)
                                                              Improvements   Subsequent
                                                                   and           to
Description                          Encumbrances (1)  Land    Equipment    Acquisition
                                     ----------------  ----    ---------    ------------
                                                 (in thousands)
  Collins Crossing, Richardson, TX                4,022    34,224       --

                                                       Historical Costs
                                     --------------------------------------------------------------------------------------


                                            Buildings                              Total Costs,
                                           Improvements                               Net of      Depreciable
                                               and                  Accumulated    Accumulated       Life         Date of
Description                          Land   Equipment    Total (2)  Depreciation  Depreciation       Years      Acquisition
                                     ----   ---------    ---------  ------------  ------------       -----      -----------
                                                                       (in thousands)

  Collins Crossing, Richardson, TX   4,022    34,224     38,246        731            37,515          39           2003

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $41,634.

                                Collins Crossing

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                                   December 31,
                                                                 ---------------
      (in thousands)                                                  2003
      ==========================================================================

      Real estate investments, at cost:
        Balance, beginning of period                                 $    --
          Acquisitions                                                38,246
          Improvements                                                    --
          Dispositions                                                    --
      --------------------------------------------------------------------------

        Balance, end of period                                       $38,246
      ==========================================================================

      Accumulated depreciation:
        Balance, beginning of period                                 $    --
          Depreciation                                                   731
          Dispositions                                                    --
      --------------------------------------------------------------------------

        Balance, end of period                                       $   731
      ==========================================================================

                                COLLINS CROSSING

               FOR THE PERIOD JANUARY 1, 2003 TO MARCH 2, 2003 AND

                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                    CONTENTS

                                                                          PAGE

Independent auditors' report                                              F-52

Statements of revenue over certain operating expenses                     F-53

Notes accompanying the statements of revenue over certain
      operating expenses                                                  F-54

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Collins Crossing Corp.

We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of Collins Crossing for the period January 1, 2003 to March 2, 2003 and for the years ended December 31, 2002 and 2001. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2 and, therefore, are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, these Statements referred to above present fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2), of Collins Crossing for the period January 1, 2003 to March 2, 2003 and for the years ended December 31, 2002 and 2001, in conformity with the basis of accounting described in Note 2.


/s/ Braver and Company, P.C.
Newton, Massachusetts
February 28, 2004

                                COLLINS CROSSING
              Statements of Revenue Over Certain Operating Expenses
               For the PERIOD JANUARY 1, 2003 TO March 2, 2003 AND
                 FOR THE YEARS ENDED dECEMBER 31, 2002 and 2001

                                                  2003           2002           2001
                                              ----------     ----------     ----------
REVENUE

  Rental income                               $1,347,445     $7,719,461     $7,231,817
                                              ----------     ----------     ----------

CERTAIN OPERATING EXPENSES (Note 2):

  Taxes and insurance                            156,372        906,803      1,080,465
  Management fees                                 24,885        148,990        136,467
  Administrative                                  18,688         64,208         59,948
  Operating and maintenance                      275,996      1,165,129      1,320,489
                                              ----------     ----------     ----------

                                                 475,941      2,285,130      2,597,369
                                              ----------     ----------     ----------

Excess of revenue over certain
operating expenses                            $  871,504     $5,434,331     $4,634,448
                                              ==========     ==========     ==========

   The accompanying notes are an integral part of these financial statements.

                                COLLINS CROSSING
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES

1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in Dallas County, Texas (the "Property"). These Statements are the results of operations of the Property under the basis of accounting described in
      Note 2 for the period and years described prior to the acquisition of the Property by FSP Collins Crossing Corp. The Property consists of an eleven-story Class "A" institutional quality suburban office tower containing approximately 298,766 square feet located on approximately 10.0 acres of land. The Property was sold to FSP Collins Crossing Corp. on March 3, 2003.

2.    BASIS OF ACCOUNTING:

      The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    REVENUE RECOGNITION:

      Rental revenue includes income from leases, certain reimbursable expenses, and straight-line rent adjustments associated with renting the property.

                                        For the period     Year Ended     Year Ended
                                        January 1, 2003   December 31,   December 31,
                                       to March 2, 2003       2002           2001
                                       ----------------   ------------   ------------

       Income from leases                 $1,219,096      $6,747,319      $6,415,650
       Straight-line rent adjustment          53,506         294,140         252,620
       Reimbursable expenses                  74,843         678,002         563,547
                                          ----------      ----------      ----------

             Total                        $1,347,445      $7,719,461      $7,231,817
                                          ==========      ==========      ==========

      Collins Crossing has retained substantially all of the risks and benefits of the Property and accounts for its leases as operating leases. Rental income from leases, which includes rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its tenants. Reimbursable costs are included in rental income in the period earned.

USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATIONS OF RISKS:

      For the period January 1, 2003 to March 2, 2003 and for the years ended December 31, 2002 and 2001, rental income was from three lessees. As such, future receipts are dependent upon the financial strength of these lessees and their ability to perform under the lease agreements.

                                COLLINS CROSSING
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES

LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                      Year Ending
                      December 31,         Amount
                     -------------     -------------

                        2003           $  5,604,000
                        2004              6,701,000
                        2005              6,947,000
                        2006              6,036,000
                        2007              5,811,000
                     Thereafter          14,499,000
                                       -------------

                                       $ 45,598,000
                                       =============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to them.

                       FSP Montague Business Center Corp.
                              Financial Statements
                               September 30, 2004

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Balance Sheets as of September 30, 2004 and December 31, 2003.............  F-57

Statements of Income for the three and nine months ended
      September 30, 2004 and 2003.........................................  F-58

Statements of Cash Flows for the nine months ended September 30,
      2004 and 2003.......................................................  F-59

Notes to Financial Statements.............................................  F-60

                       FSP Montague Business Center Corp.
                                  Balance Sheet
                                   (unaudited)

                                                                                                September 30,   December 31,
(in thousands,except shares and par value amounts)                                                  2004           2003
============================================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                                       $     10,500    $     10,500
     Buildings and improvements                                                                       10,499          10,499
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      20,999          20,999

     Less accumulated depreciation                                                                       560             359
----------------------------------------------------------------------------------------------------------------------------

Real estate investments, net                                                                          20,439          20,640

Acquired real estate leases, net of accumulated amortization of $224 and $143                            241             322
Acquired favorable real estate lease, net accumulated amortization of $2,616 and $1,744                2,616           3,488
Cash and cash equivalents                                                                              3,633           3,594
Step rent receivable                                                                                     461             392
Prepaid expenses and other assets                                                                         22              14
----------------------------------------------------------------------------------------------------------------------------

     Total assets                                                                               $     27,412    $     28,450
============================================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                           $        465    $        411
Dividends payable                                                                                         --             960
----------------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                                   465           1,371
----------------------------------------------------------------------------------------------------------------------------

Commitments and Contingencies

Stockholders' Equity:
     Preferred Stock, $.01 par value, 334 shares
        authorized, issued and outstanding                                                                --              --
     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                                                --              --
     Additional paid-in capital                                                                       30,652          30,652
     Retained deficit and dividends in excess of earnings                                             (3,705)         (3,573)
----------------------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                                       26,947          27,079
----------------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                                 $     27,412    $     28,450
============================================================================================================================

                                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                               Statement of Income
                                   (unaudited)

                                                                            For the                       For the
                                                                          Three Months                  Nine Months
                                                                             Ended                         Ended
                                                                         September 30,                 September 30,
                                                                      ---------------------         ---------------------
(in thousands, except shares and per share amounts)                     2004         2003             2004         2003
=========================================================================================================================

Revenues:
     Rental                                                           $  878         $  889         $2,592         $2,737
-------------------------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                           143             60            273            235
     Real estate taxes and insurance                                      69             90            210            262
     Depreciation and amortization                                        94             92            282            276
=========================================================================================================================

       Total expenses                                                    306            242            765            773
-------------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                     572            647          1,827          1,964

Interest income                                                            5              9             34             28
-------------------------------------------------------------------------------------------------------------------------

Net income before common dividends                                       577            656          1,861          1,992

Dividends paid to common shareholders                                     --             --             --             --
-------------------------------------------------------------------------------------------------------------------------

Net income attributable to preferred shareholders                     $  577         $  656         $1,861         $1,992
=========================================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                   334            334            334            334
=========================================================================================================================

Net income per preferred share, basic and diluted                     $1,728         $1,964         $5,572         $5,964
=========================================================================================================================

                                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                            Statements of Cash Flows

                                                                                 For the Nine Months Ended
(in thousands)                                                           September 30, 2004     September 30, 2003
==================================================================================================================

Cash flows from operating activities:
     Net Income                                                              $      1,861         $      1,992
     Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                                   282                  276
      Amortization of favorable leases                                                872                  872
Changes in operating assets and liabilities:
     Tenant rent receivable                                                            --                   25
     Step rent receivable                                                             (69)                (212)
     Prepaid expenses and other assets                                                 (8)                 (16)
     Accounts payable and accrued expenses                                             54                   65
------------------------------------------------------------------------------------------------------------------

       Net cash provided by (used for) operating activities                         2,992                3,002
------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                    --                   --
     Purchase of acquired real estate leases                                           --                   --
------------------------------------------------------------------------------------------------------------------

       Net cash used for investing activities                                          --                   --
------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                               --                   --
     Syndication costs                                                                 --                   --
     Dividends to stockholders                                                     (2,953)              (2,758)
     Proceeds from long-term debt                                                      --                   --
     Principal payments on long-term debt                                              --                   --
------------------------------------------------------------------------------------------------------------------

       Net cash (used for) provided by financing activities                        (2,953)              (2,758)
------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                              39                  244

Cash and cash equivalents, beginning of period                                      3,594                3,330
------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                     $      3,633         $      3,574
==================================================================================================================

Supplemental disclosure of cash flow information:
     Disclosure of non-cash financing activities:
        Dividends declared but not paid                                      $         --         $        956

                                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements
                                   (unaudited)

1. Organization and Basis of Presentation

FSP Montague Business Center Corp. (the "Company") was organized on July 22, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate two adjacent single-story research and development/office buildings located in San Jose, California (the "Property"). The Property contains approximately 145,951 square feet of space situated on approximately 9.95 acres of land. The company acquired the Property on August 27, 2002.

BASIS OF PRESENTATION

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2003.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per preferred share is computed by dividing net income by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at September 30, 2004. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3. Income Taxes

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $12,000 and $11,000 for the three months ended September 30, 2004 and 2003, respectively and $34,000 and $34,000 for the nine months ended September 30, 2004 and 2003 respectively.

5. Subsequent Events

On October 1, 2004, the Company declared a dividend of $3,000.00 per share of preferred stock payable to holders of record as of October 1, 2004.

                       FSP Montague Business Center Corp.
                              Financial Statements
                           December 31, 2003 and 2002

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................  F-63

Balance Sheets as of December 31, 2003 and 2002..........................  F-64

Statements of Operations for the year ended December 31, 2003 and for the period July 22, 2002 (date of inception) to
      December 31, 2002..................................................  F-65

Statements of Changes in Stockholders' Equity for the year ended
      December 31, 2003 and for the period July 22, 2002 (date of inception) to December 31, 2002....................................  F-66

Statements of Cash Flows for the year ended December 31, 2003 and for the period July 22, 2002 (date of inception) to
      December 31, 2002..................................................  F-67

Notes to the Financial Statements........................................  F-68

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Montague Business Center Corp.

We have audited the accompanying balance sheets of FSP Montague Business Center Corp. as of December 31, 2003, and 2002, and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2003 and for the period from July 22, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Montague Business Center Corp. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year ended December 31, 2003 and for the initial period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
January 23, 2004

                       FSP Montague Business Center Corp.
                                 Balance Sheets

                                                                                December 31,    December 31,
(in thousands, except shares and par value amounts)                                 2003            2002
=============================================================================================================

Assets:

Real estate investments, at cost:
  Land                                                                          $     10,500    $     10,500
  Buildings and improvements                                                          10,499          10,144
-------------------------------------------------------------------------------------------------------------
                                                                                      20,999          20,644

  Less accumulated depreciation                                                          359              98
-------------------------------------------------------------------------------------------------------------

    Real estate investments, net                                                      20,640          20,546

Acquired real estate lease, net of accumulated amortization of $143 and $36              322             429
Acquired favorable real estate lease, net of accumulated amortization
    of $1,744 and $581                                                                 3,488           4,651
Cash and cash equivalents                                                              1,587             957
Cash-funded reserves                                                                   2,007           2,373
Step rent receivable                                                                     392             130
Prepaid expenses and other assets                                                         14              25
-------------------------------------------------------------------------------------------------------------

    Total assets                                                                $     28,450    $     29,111
=============================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                           $        411    $         28
Distributions payable                                                                    960             902
-------------------------------------------------------------------------------------------------------------

    Total liabilities                                                                  1,371             930
-------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value, 334 shares
    authorized, issued and outstanding                                                    --              --
  Common Stock, $.01 par value, 1 share
    authorized, issued and outstanding                                                    --              --
Additional paid-in capital                                                            30,652          30,652
  Retained deficit and distributions in excess of earnings                            (3,573)         (2,471)
-------------------------------------------------------------------------------------------------------------

    Total Stockholders' Equity                                                        27,079          28,181
-------------------------------------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity                                  $     28,450    $     29,111
=============================================================================================================

                                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                            Statements of Operations

                                                                                           For the Period
                                                                        For the            July 22, 2002
                                                                       Year Ended      (date of inception) to
(in thousands, except shares and per share amounts)                 December 31, 2003    December 31, 2002
=============================================================================================================

Revenue:
  Rental                                                                 $3,645               $ 1,008
-------------------------------------------------------------------------------------------------------------

    Total revenue                                                         3,645                 1,008
-------------------------------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                                                 314                   103
  Real estate taxes and insurance                                           339                    83
  Depreciation and amortization                                             368                   134
  Interest                                                                   --                 1,949
-------------------------------------------------------------------------------------------------------------

    Total expenses                                                        1,021                 2,269
-------------------------------------------------------------------------------------------------------------

Net income (loss) before interest income                                  2,624                (1,261)

Interest income                                                              45                    12
-------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                                 2,669                (1,249)

Distributions paid to common shareholders                                    --                    32
-------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders                 $2,669               $(1,281)
=============================================================================================================

Weighted average number of preferred shares outstanding,
   basic and diluted                                                        334                   334
=============================================================================================================

Net income (loss) per preferred share, basic and diluted                 $7,991               $(3,835)
=============================================================================================================

                                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                  Statements of Changes in Stockholders' Equity
                      For the Year ended December 31, 2003
                        and for the Period July 22, 2002
                    (date of inception) to December 31, 2002

                                                                                         Retained Deficit
                                                                           Additional     and Dividends           Total
                                             Preferred      Common          Paid in       in Excess of        Stockholders'
(in thousands, except shares)                  Stock        Stock           Capital          Earnings            Equity
===========================================================================================================================

Private offering of 334 shares, net       $         --    $         --   $     30,652    $         --         $     30,652

Distributions to stockholders                       --              --             --          (1,222)              (1,222)

Net loss                                            --              --             --          (1,249)              (1,249)
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                          --              --         30,652          (2,471)              28,181

Distributions to stockholders                       --              --             --          (3,771)              (3,771)

Net income                                          --              --             --           2,669                2,669
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                $         --    $         --   $     30,652    $     (3,573)        $     27,079
===========================================================================================================================

                                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                            Statements of Cash Flows

                                                                                   For the Period
                                                                    For the         July 22, 2002
                                                                  Year Ended   (date of inception) to
                                                                 December 31,       December 31,
(in thousands)                                                       2003               2002
=====================================================================================================

Cash flows from operating activities:
  Net income (loss)                                                 $ 2,669            $ (1,249)
  Adjustments to reconcile net income (loss) to net cash
    provided by (used for) operating activities:
    Depreciation and amortization                                       368                 134
    Amortization of favorable lease                                   1,164                 581
Changes in operating assets and liabilities:
      Cash-funded reserves                                              366              (2,373)
      Step rent receivables                                            (262)               (130)
      Prepaid expenses and other assets                                  11                 (25)
      Accounts payable and accrued expenses                             383                  28
-----------------------------------------------------------------------------------------------------

        Net cash provided by (used for) operating activities          4,699              (3,034)
-----------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets                                       (355)            (20,644)
  Purchase of acquired real estate leases                                --                (465)
  Purchase of acquired favorable real estate leases                      --              (5,232)
-----------------------------------------------------------------------------------------------------

        Net cash used for investing activities                         (355)            (26,341)
-----------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from sale of company stock                                    --              33,410
  Syndication costs                                                      --              (2,758)
  Distributions to stockholders                                      (3,714)               (320)
  Proceeds from long-term debt                                           --              26,000
  Principal payments on long-term debt                                   --             (26,000)
-----------------------------------------------------------------------------------------------------

        Net cash (used for) provided by financing activities         (3,714)             30,332
-----------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                               630                 957

Cash and cash equivalents, beginning of period                          957                  --
-----------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                            $ 1,587            $    957
=====================================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                        $    --            $  1,949

  Disclosure of non-cash financing activities:
    Dividends declared but not paid                                 $   960            $    902

                                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

1. Organization

FSP Montague Business Center Corp. (the "Company") was organized on July 22, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate two adjacent single-story research and development/office buildings located in San Jose, California (the "Property"). The Property contains approximately 145,951 square feet of space situated on approximately 9.95 acres of land. The Company acquired the Property on August 27, 2002.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to December 31, 2002 are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the assets are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

        Category                    Years
        --------                    -----
        Building - Commercial         39
        Building Improvements        15-39
        Furniture and equipment       5-7

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheets:

               (in thousands)
               --------------

               Price per Offering Memorandum         $   26,000
               Plus: Acquisition fees                       167
               Plus: Other acquisition costs                174
               --------------------------------------------------
                 Total Acquisition Costs             $   26,341
               ==================================================

These costs are reported in the Company's Balance Sheets as follows:

               Land                                  $   10,500
               Building                                  10,144
               Acquired real estate lease                   465
               Acquired favorable lease                   5,232
               --------------------------------------------------
                 Total reported on Balance
               Sheet                                 $   26,341
               ==================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2003 and 2002 no such indicators of impairment were identified.

ACQUIRED REAL ESTATE LEASE

Acquired real estate lease represents the estimated value of legal and leasing costs related to the acquired leases that were included in the purchase price when the Company acquired the Property. Under SFAS No. 141 "Business Combinations" , which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over life of the related lease. Amortization expense of approximately $107,000 and $36,000 is included in depreciation and amortization in the Company's Statements of Operations for the periods ended December 31, 2003 and 2002, respectively.

The acquired real estate lease included in the purchase price of the property was $465,000 and is being amortized over a period of five years.

The estimated annual amortization expense for the three years succeeding December 31, 2003 are as follows:

               (in thousands)
               --------------

               2004                             $     107
               2005                             $     107
               2006                             $     107

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

ACQUIRED FAVORABLE REAL ESTATE LEASE

Acquired favorable real estate lease represents the value related to the leases when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the Property was acquired. Under SFAS 141 the Company is required to capitalize this difference and report it separately from its investment in real estate. The Company subsequently amortizes this amount on a straight-line basis over the remaining life of the tenant's lease. Amortization of $1,164,000 and $581,000 is shown as a reduction of rental income in the Company's Statements of Operations for the periods ended December 31, 2003 and 2002, respectively.

The acquired favorable real estate lease included in the purchase price of the property was $5,232,000 and is being amortized over a period of five years in respect of the lease assumed.

The estimated annual amortization expense for the three years succeeding December 31, 2003 are as follows:

               (in thousands)
               --------------
               2004                             $   1,163
               2005                             $   1,163
               2006                             $   1,162

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2003 and 2002.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended December 31, 2003 and 2002, 100% of the rental income was derived from one tenant, Novellus Systems, Inc. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable which is the cumulative revenue recognized in excess of amounts billed by the Company, was $392,000 and $130,000 at December 31, 2003 and 2002, respectively.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs in the amount of $2,758,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as an operating lease. Rental income from the lease, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenant. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                               Year Ended     Period Ended
                                              December, 31    December, 31
               (in thousands)                     2003            2002
               ============================================================
               Income from leases              $  3,789        $  1,269
               Straight-line rent adjustment        262             130
               Reimbursable expenses                758             190
               Amortization of acquired
                 favorable real estate lease     (1,164)           (581)
               ------------------------------------------------------------

                    Total                      $  3,645        $  1,008
               ============================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were convertible into shares. There were no potential dilutive shares outstanding at December 31, 2003 and 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

                       FSP Montague Business Center Corp.
                         Notes to Financial Statements.

3. Recent Accounting Standards

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The adoption of this statement did not have a material effect on the Company's financial position, results of operations and cash flows.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $810,000 that can be carried forward until it expires in the year 2022.

At December 31, 2003, the Company's net tax basis of its real estate assets was $26,136,000.

The following schedule reconciles net income (loss) to taxable income subject to dividend requirements:

                                                          Year Ended     Period Ended
                                                          December 31,   December 31,
       (in thousands)                                        2003           2002
       ==============================================================================

       GAAP net income (loss)                              $   2,669     $   (1,249)

         Add:  Book depreciation and amortization                368            134
               Amortization of favorable lease                 1,164            581
               Deferred rent                                     379             --
         Less: Tax depreciation and amortization                (399)          (142)
               Straight-line rents                              (262)          (130)
       ------------------------------------------------------------------------------
       Taxable income (loss)(1) subject to a dividend
       requirement                                         $   3,919     $     (806)
       ==============================================================================

            (1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                       Year Ended                           Year Ended
                                                    December 31, 2003                    December 31, 2002
                                                     Per Preferred  Per Common            Per Preferred   Per Common
(in thousands, except per share data)        Total       Share         Share      Total       Share          Share
---------------------------------------------------------------------------------------------------------------------
Cash distributions paid                     $ 3,714     $11,120      $  --        $ 320     $ 288,000      $ 3,200
   Less: Return of captial                       --          --         --         (320)     (288,000)      (3,200)
---------------------------------------------------------------------------------------------------------------------
Dividends paid deduction                    $ 3,714     $11,120      $  --        $  --     $      --      $    --
=====================================================================================================================

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

5. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any earnings nor any related dividend.

6. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the years ended December 31, 2003 and 2002, fees incurred under the agreement were $45,000 and $14,000, respectively.

An acquisition fee of $167,000 and other costs of $104,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,758,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full a note payable to FSP, principal of $26,000,000, with interest equal to the Citizens Bank base rate. Interest paid to FSP was $29,000. The average interest rate during the time the loan was outstanding was 4.75%.

A commitment fee of $1,920,000 was paid to FSP for obtaining the first mortgage loan and is included in interest expense on the Statement of Operations.

The Company paid a distribution of $32,000 to the common shareholder relating to operating activities of the Company prior to the completion of the offering of preferred shares.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

7. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under a non-cancelable operating lease as follows:

                                  Year Ending
               (in thousands)     December 31,       Amount
               --------------     ------------     ----------

                                   2004               $ 3,982
                                   2005                 4,174
                                   2006                 4,390
                                                   ----------
                                                     $ 12,546
                                                   ==========

In addition, the lessee is liable for real estate taxes and certain operating expenses of the Property.

                                  SCHEDULE III

                            MONTAGUE BUSINESS CENTER
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2003

                                                                                Initial Cost
                                                                    ---------------------------------
                                                                                            Costs
                                                                                         Capitalized
                                                                             Buildings   (Disposals)
                                                                           Improvements   Subsequent
                                                                                and           to
Description                                       Encumbrances (1)  Land    Equipment    Acquisition
                                                  ----------------  ----    ---------    ------------
                                                                          (in thousands)
  Montague Business Center, San Jose, CA                           10,500    10,499           --

                                                              Historical Costs
                                             -------------------------------------------------------------------------------------


                                                   Buildings                              Total Costs,
                                                  Improvements                               Net of      Depreciable
                                                      and                  Accumulated    Accumulated       Life         Date of
Description                                 Land   Equipment    Total (2)  Depreciation  Depreciation       Years      Acquisition
                                            ----   ---------    ---------  ------------  ------------       -----      -----------
                                                                                (in thousands)
  Montague Business Center, San Jose, CA    10,500   10,499     20,999        359            20,640          5-39         2002

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $26,136.

                            Montague Business Center

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                               December 31,
                                                          ----------------------
      (in thousands)                                       2003           2002
      ==========================================================================

      Real estate investments, at cost:
        Balance, beginning of period                      $20,644        $    --
          Acquisitions                                         --         20,644
          Improvements                                        355             --
          Dispositions                                         --             --
      --------------------------------------------------------------------------

        Balance, end of period                            $20,999        $20,644
      ==========================================================================

      Accumulated depreciation:
        Balance, beginning of period                      $    98        $    --
          Depreciation                                        261             98
          Dispositions                                         --             --
      --------------------------------------------------------------------------

        Balance, end of period                            $   359        $    98
      ==========================================================================

                            MONTAGUE BUSINESS CENTER
                FOR THE PERIOD JANUARY 1, 2002 TO AUGUST 26, 2002
                    AND FOR THE YEAR ENDED DECEMBER 31, 2001

                                    CONTENTS

                                                                            PAGE

Independent auditors' report                                                F-78

Statements of revenue over certain operating expenses                       F-79

Notes accompanying the statements of revenue over certain operating
      expenses                                                              F-80

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Montague Business Center Corp.

We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of Montague Business Center for the period January 1, 2002 to August 26, 2002 and for the year ended December 31, 2001. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2 and, therefore, are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, these Statements referred to above present fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of Montague Business Center for the period January 1, 2002 to August 26, 2002 and for the year ended December 31, 2001, in conformity with the basis of accounting described in Note 2.


/s/ Braver and Company, P.C.
Newton, Massachusetts
February 28, 2004

                            MONTAGUE BUSINESS CENTER
              Statements of Revenue Over Certain Operating Expenses
                For the PERIOD JANUARY 1, 2002 TO aUGUST 26, 2002
                    and For the year ended december 31, 2001

                                                         2002           2001
                                                     ------------   ------------
REVENUE:

  Rental income                                       $ 2,772,694    $ 3,822,325
                                                     ------------   ------------

CERTAIN OPERATING EXPENSES (Note 2):

  Taxes and insurance                                     117,594        223,859
  Management fees                                          44,055         81,426
  Administrative                                           11,095          4,169
  Operating and maintenance                                60,751        115,926
                                                     ------------   ------------

                                                          233,495        425,380
                                                     ------------   ------------

Excess of revenue over certain operating expenses     $ 2,539,199    $ 3,396,945
                                                     ============   ============

   The accompanying notes are an integral part of these financial statements.

                            MONTAGUE BUSINESS CENTER
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES

1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in San Jose, California (the "Property"). These Statements are the results of operations of the Property under the basis of accounting described in
      Note 2 for the period and year described prior to the acquisition of the Property by FSP Montague Business Center Corp. The Property consists of two adjacent single-story Class "A" suburban office buildings containing approximately 145,951 square feet located on approximately 9.95 acres of land. The Property was sold to FSP Montague Business Center Corp. on August 27, 2002.

2.    BASIS OF ACCOUNTING:

      The accompanying statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    REVENUE RECOGNITION:

      Rental revenue includes income from leases, certain reimbursable expenses, straight-line rent adjustments and other income associated with renting the property. A summary of rental revenue is shown in the following table:

                                            For the period
                                            January 1, 2002       Year Ended
                                           to August 26, 2002  December 31, 2001
                                           ------------------  -----------------
       Income from leases                      $2,202,756        $2,731,934
       Straight-line rent adjustment              245,307           679,196
       Reimbursable expenses                      317,190           411,195
       Other income                                 7,441                --
                                               -----------       -----------

             Total                             $2,772,694        $3,822,325
                                               ===========       ===========

      Montague Business Center has retained substantially all of the risks and benefits of the Property and accounts for its leases as operating leases. Rental income from leases, which include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its tenants. Reimbursable costs are included in rental income in the period earned.

4.    USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                            MONTAGUE BUSINESS CENTER
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES

8.    CONCENTRATIONS OF RISKS:

      For the period January 1, 2002 to August 26, 2002, and for the year ended December 31, 2001, rental income was from various lessees. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

6.    LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                Year Ending
                December 31,                 Amount
                ------------               ------------

                   2002                    $ 1,269,000
                   2003                      3,789,000
                   2004                      3,982,000
                   2005                      4,174,000
                   2006                      4,390,000
                                          -------------

                                          $ 17,604,000
                                          =============

    In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to them.

                              FSP Royal Ridge Corp.
                              Financial Statements
                               September 30, 2004


                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Balance Sheet as of September 30, 2004 and December 31, 2003............... F-83

Statement of Income for the three and nine months ended September
      30, 2004............................................................. F-84

Statement of Cash Flows for the nine months ended September
      30, 2004 and 2003.................................................... F-85

Notes to Financial Statements.............................................. F-86

                              FSP Royal Ridge Corp.
                                  Balance Sheet
                                   (unaudited)

                                                                                                September 30,    December 31,
(in thousands,except shares and par value amounts)                                                  2004             2003
=============================================================================================================================
Assets:

Real estate investments, at cost:
     Land                                                                                       $      1,649    $      1,649
     Buildings and improvements                                                                       16,224          16,224
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      17,873          17,873

     Less accumulated depreciation                                                                       687             375
----------------------------------------------------------------------------------------------------------------------------

Real estate investments, net                                                                          17,186          17,498

Acquired real estate leases, net of accumulated amortization of $260 and $143                            858             975
Acquired favorable real estate lease, net of accumulated net amortization of $775 and $426             2,558           2,907
Cash and cash equivalents                                                                              2,510           2,251
Restricted cash                                                                                          571             571
Step rent receivable                                                                                   1,040             954
Prepaid expenses and other assets                                                                          9              14
----------------------------------------------------------------------------------------------------------------------------

     Total assets                                                                               $     24,732    $     25,170
=============================================================================================================================

Liabilities and stockholders' equity:

Liabilities:
Accounts payable and accrued expenses                                                           $        475    $        240
Dividends payable                                                                                         --             536
----------------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                                   475             776
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies

Stockholders' equity:
     Preferred stock, $.01 par value, 297.5 shares
        authorized, issued and outstanding                                                                --              --
     Common stock, $.01 par value, 1 share
        authorized, issued and outstanding                                                                --              --
     Additional paid-in capital                                                                       27,277          27,277
     Retained deficit and dividends in excess of earnings                                             (3,020)         (2,883)
----------------------------------------------------------------------------------------------------------------------------

     Total stockholders' equity                                                                       24,257          24,394
----------------------------------------------------------------------------------------------------------------------------

     Total liabilities and stockholders' equity                                                 $     24,732    $     25,170
=============================================================================================================================

                                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                               Statement of Income
                                   (unaudited)

                                                                      For the                      For the
                                                                    Three Months                 Nine Months
                                                                        Ended                       Ended
                                                                   September 30,                September 30,
                                                               -------------------         -----------------------
(in thousands, except shares and per share amounts)            2004          2003          2004            2003
==================================================================================================================

Revenues:
     Rental                                                  $  769         $  728         $2,286         $ 1,562
-----------------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                  290            209            693             488
     Real Estate Taxes and insurance                             81             66            250             214
     Depreciation and amortization                              143            130            429             367
     Interest                                                    --             --             --           1,731
==================================================================================================================

       Total expenses                                           514            405          1,372           2,800
-----------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                            255            323            914          (1,238)

Interest income                                                   9              4             27              16
-----------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                       264            327            941          (1,222)

Dividends paid to common shareholders                            --             14             --              14
-----------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders     $  264         $  313         $  941         $(1,236)
==================================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                        297.5          297.5          297.5           297.5
==================================================================================================================

Net income per preferred share, basic and diluted            $  887         $1,052         $3,163         $(4,155)
==================================================================================================================

                                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                            Statements of Cash Flows
                                   (unaudited)

                                                                                   For the Nine Months Ended
(in thousands)                                                              September 30, 2004  September 30, 2003
==================================================================================================================

Cash flows from operating activities:
     Net Income (loss)                                                          $        941       $     (1,222)
     Adjustments to reconcile net income (loss) to net cash provided by
        (used for) operating activities:
     Depreciation and amortization                                                       429                367
     Amortization of favorable lease                                                     349                310
Changes in operating assets and liabilities:
     Restricted cash                                                                      --               (571)
     Tenant rent receivables                                                              --                 (2)
     Step rent receivable                                                                (86)              (932)
     Prepaid expenses and other assets                                                     5                (29)
     Accounts payable and accrued expenses                                               235                469
------------------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) operating activities                           1,873             (1,610)
------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                       --            (17,873)
     Purchase of acquired real estate leases                                              --             (1,118)
     Purchase of acquired favorable real estate leases                                    --             (3,333)
------------------------------------------------------------------------------------------------------------------

        Net cash used for investing activities                                            --            (22,324)
------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                                  --             29,760
     Syndication costs                                                                    --             (2,483)
     Dividends to stockholders                                                        (1,614)              (864)
     Proceeds from long-term debt                                                         --             24,250
     Principal payments on long-term debt                                                 --            (24,250)
------------------------------------------------------------------------------------------------------------------

        Net cash (used for) provided by financing activities                          (1,614)            26,413
------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                                259              2,479

Cash and cash equivalents, beginning of period                                         2,251                 --
------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                        $      2,510       $      2,479
==================================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                                   $         --       $      1,731

Disclosure of non-cash financing activities:
     Dividends declared but not paid                                            $         --       $        525

                                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements
                                   (unaudited)

1. Organization and Basis of Presentation

FSP Royal Ridge Corp. (the "Company") was organized on December 20, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a six-story Class "A" suburban office building containing approximately 161,366 rental square feet of space located on approximately 13.2 acres of land in Alpharetta, GA (the "Property). The Company acquired the Property on January 30, 2003.

BASIS OF PRESENTATION

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2003.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain balances in the 2003 financial statements have been reclassified to conform to the 2004 presentation.

2. Net Income Per Share

Basic net income per preferred share is computed by dividing net income attributed to preferred shareholders by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised convertible into shares. There were no potential dilutive shares outstanding at September 30, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3. Income Taxes

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $9,000 and $9,000 for the three months ended September 30, 2004 and 2003, respectively and $26,000 and $9,000 for the nine months ended September 30, 2004 and 2003, respectively.

An acquisition fee of $149,000 and other costs of $111,000 were paid in the nine months ended September 30, 2003 to an affiliate of the common shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,380,000 were paid in the nine months ended September 30, 2003 to an affiliate of the common shareholder for services related to syndication of the Company's preferred stock.

During the nine months ended September 30, 2003, the Company borrowed and repaid in full a note payable to FSP, principal of $24,250,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $20,000. The average interest rate during the time the loan was outstanding was 4.50%.

A commitment fee of $1,711,000 was paid to FSP during the nine months ended September 30, 2003 for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a distribution of $14,000 during the nine months ended September 30, 2003 to the common shareholder relating to operating activities of the Company prior to the completion of the offering of preferred shares.

5. Subsequent Events

On October 1, 2004 the Company declared a dividend of $1,787.00 per share of preferred stock payable to holders of record as of October 1, 2004.

                              FSP Royal Ridge Corp.
                              Financial Statements
                                December 31, 2003

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report..............................................  F-89

Balance Sheet as of December 31, 2003.....................................  F-90

Statement of Operations for the year ended December 31, 2003..............  F-91

Statement of Changes in Stockholders' Equity for the year ended
      December 31, 2003...................................................  F-92

Statement of Cash Flows for the year ended December 31, 2003..............  F-93

Notes to the Financial Statements.........................................  F-94

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Royal Ridge Corp.

We have audited the accompanying balance sheet of FSP Royal Ridge Corp. as of December 31, 2003, and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Royal Ridge Corp. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
January 23, 2004

                              FSP Royal Ridge Corp.
                                  Balance Sheet

                                                                                         December 31,
(in thousands, except shares and par value amounts)                                          2003
======================================================================================================

Assets:

Real estate investments, at cost:
  Land                                                                                    $      1,649
  Buildings and improvements                                                                    16,224
------------------------------------------------------------------------------------------------------
                                                                                                17,873

  Less accumulated depreciation                                                                    375
------------------------------------------------------------------------------------------------------

    Real estate investments, net                                                                17,498

Acquired real estate leases, net of accumulated amortization of $143                               975
Acquired favorable real estate leases, net of accumulated amortization of $426                   2,907
Cash and cash equivalents                                                                        1,214
Cash-funded reserves                                                                             1,037
Restricted cash                                                                                    571
Step rent receivable                                                                               954
Prepaid expenses and other assets                                                                   14
------------------------------------------------------------------------------------------------------

    Total assets                                                                          $     25,170
======================================================================================================

Liabilities and stockholders' equity:

Liabilities:
Accounts payable and accrued expenses                                                     $        240
Distributions payable                                                                              536
------------------------------------------------------------------------------------------------------

    Total liabilities                                                                              776
------------------------------------------------------------------------------------------------------

Commitments and contingencies:

Stockholders' equity:
  Preferred stock, $.01 par value, 297.5 shares
    authorized, issued and outstanding                                                              --
  Common stock, $.01 par value, 1 share
    authorized, issued and outstanding                                                              --
  Additional paid-in capital                                                                    27,277
  Retained deficit and distributions in excess of earnings                                      (2,883)
------------------------------------------------------------------------------------------------------

    Total stockholders' equity                                                                  24,394
------------------------------------------------------------------------------------------------------

    Total liabilities and stockholders' equity                                            $     25,170
======================================================================================================

                                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                             Statement of Operations

                                                                     For the
                                                                   Year Ended
(in thousands, except shares and per share amounts)            December 31, 2003
================================================================================

Revenue:
  Rental                                                        $      2,264
--------------------------------------------------------------------------------

    Total revenue                                                      2,264
--------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                                              746
  Real estate taxes and insurance                                        255
  Depreciation and amortization                                          518
  Interest                                                             1,731
--------------------------------------------------------------------------------

    Total expenses                                                     3,250
--------------------------------------------------------------------------------

Loss before interest income                                             (986)

Interest income                                                           28
--------------------------------------------------------------------------------

Net loss before common dividends                                        (958)

Distributions paid to common stockholder                                  14
--------------------------------------------------------------------------------

Net loss attributable to preferred shareholders                 $       (972)
================================================================================

Weighted average number of preferred shares outstanding,
    basic and diluted                                                  297.5
================================================================================

Net loss per preferred share, basic and diluted                 $     (3,267)
================================================================================

                                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                  Statement of Changes in Stockholders' Equity
                      For the year ended December 31, 2003

                                                                                           Retained Deficit
                                                                             Additional      and Dividends      Total
                                        Preferred            Common           Paid in        in Excess of    Stockholders'
(in thousands, except shares)             Stock               Stock           Capital          Earnings         Equity
==========================================================================================================================

Private offering of 297.5 shares, net  $         --       $         --       $     27,277  $         --      $     27,277

Distributions to stockholders                    --                 --                 --        (1,925)           (1,925)

Net loss                                         --                 --                 --          (958)             (958)
--------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003             $         --       $         --       $     27,277  $     (2,883)     $     24,394
==========================================================================================================================

                                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                             Statement of Cash Flows

                                                              For the Year Ended
(in thousands)                                                December 31, 2003
================================================================================

Cash flows from operating activities:
  Net loss                                                         $   (958)
  Adjustments to reconcile net loss to net cash
    used for operating activities:
    Depreciation and amortization                                       518
    Amortization of favorable leases                                    426
Changes in operating assets and liabilities:
      Cash-funded reserve                                            (1,037)
      Restricted cash                                                  (571)
      Step rent receivable                                             (954)
      Prepaid expenses and other assets                                 (14)
      Accounts payable and accrued expenses                             240
--------------------------------------------------------------------------------

        Net cash used for operating activities                       (2,350)
--------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets                                    (17,873)
  Purchase of acquired real estate leases                            (1,118)
  Purchase of acquired favorable real estate leases                  (3,333)
--------------------------------------------------------------------------------

        Net cash used for investing activities                      (22,324)
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from sale of company stock                                29,760
  Syndication costs                                                  (2,483)
  Distributions to stockholders                                      (1,389)
  Proceeds from long-term debt                                       24,250
  Principal payments on long-term debt                              (24,250)
--------------------------------------------------------------------------------

        Net cash provided by financing activities                    25,888
--------------------------------------------------------------------------------

Net increase in cash and cash equivalents                             1,214

Cash and cash equivalents, beginning of period                           --
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                           $  1,214
================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                       $  1,731

  Disclosure of non-cash financing activities:
    Dividends declared but not paid                                $    536

                                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

1. Organization

FSP Royal Ridge Corp. (the "Company") was organized on December 20, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a six-story Class "A" suburban office building containing approximately 161,366 rental square feet of space located on approximately 13.2 acres of land in Alpharetta, GA (the "Property). The Company acquired the Property on January 30, 2003.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to date are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

        Category                    Years
        --------                    -----
        Building - Commercial         39
        Building Improvements        15-39
        Furniture & Equipment         5-7

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

       (in thousands)
       --------------

       Price per Offering Memorandum                   $ 24,250
       Plus: Acquisition fees                               149
       Plus: Other acquisition costs                        111
       Less: Closing credit for tenant improvements      (3,251)
       Less: Closing credit for free rent                (1,270)
       ---------------------------------------------------------
         Total Acquisition Costs                       $ 19,989
       =========================================================

These costs are reported in the Company's Balance Sheet as follows:

       Land                                            $    1,649
       Building                                            13,889
       Acquired real estate leases                          1,118
       Acquired favorable real estate leases                3,333
       -----------------------------------------------------------
         Total reported on Balance Sheet               $   19,989
       ===========================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2003, no such indicators of impairment were identified.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases represent the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under SFAS No. 141 "Business Combinations", which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the remaining life of the related leases. Amortization expense of $143,000 is included in Depreciation and Amortization in the Company's Statement of Operations for the period ended December 31, 2003.

Acquired real estate lease costs included in the purchase price of the Property were $1,118,000 and are being amortized over the weighted-average period of seven years in respect of the leases assumed. Detail of the acquired real estate leases as of December 31, 2003:

               (in thousands)
               --------------
               Cost                             $   1,118
               Accumulated amortization              (143)
                                                ---------
               Book value                       $     975
                                                =========

The estimated annual amortization expense for the five years succeeding December 31, 2003 are as follows:

               (in thousands)
               --------------
               2004                             $     156
               2005                             $     156
               2006                             $     156
               2007                             $     156
               2008                             $     156

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

ACQUIRED FAVORABLE REAL ESTATE LEASES

Acquired favorable real estate leases represent the value related to the leases when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the Property was acquired. Under SFAS 141 the Company is required to report this value separately from its investment in real estate. The Company subsequently amortizes this amount on a straight-line basis over the remaining life of the tenant's lease. Amortization of $426,000 is shown as a reduction of rental income in the Company's Statement of Operations for the period ended December 31, 2003.

The Acquired favorable real estate leases included in the purchase price of the property was $3,333,000 and is being amortized over a period of seven years with respect of the leases assumed. Details of the acquired favorable real estate leases as of December 31, 2003:

       (in thousands)
       --------------
       Cost                             $   3,333
       Accumulated amortization              (426)
                                        ---------
       Book value                       $   2,907
                                        =========

The estimated annual amortization expense for the five years succeeding December 31, 2003 are as follows:

       2004                             $     465
       2005                             $     465
       2006                             $     465
       2007                             $     465
       2008                             $     465

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

RESTRICTED CASH

Restricted cash represents funds held in escrow for tenant improvements.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2003.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended December 31, 2003 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

       Axis U.S Insurance                                 52%
       Hagemeyer North America, Inc.                      38%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $ 954,000 at December 31, 2003.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $ 2,483,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial properties and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                         Period Ended
                                         December 31,
       (in thousands)                        2003
       ===============================================
       Income from leases                 $  1,152
       Straight-line rent adjustment           954
       Reimbursable expenses                   584
       Amortization of favorable leases       (426)
       -----------------------------------------------

            Total                         $  2,264
       ===============================================

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were convertible into shares. There were no potential dilutive shares outstanding at December 31, 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3. Recent Accounting Standards

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The adoption of this statement did not have a material effect on the Company's financial position, results of operations and cash flows.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2003, the Company incurred a net operating loss for income tax purposes of approximately $1,349,000 that can be carried forward until it expires in the year 2023.

At December 31, 2003, the Company's net tax basis of its real estate assets was $21,822,000.

The following schedule reconciles net income (loss) to taxable income subject to dividend requirements:

                                                           Period Ended
                                                           December 31,
       (in thousands)                                          2003
       =================================================================

       Net loss                                             $     (958)

         Add:  Book depreciation and amortization                  518
               Amortization of favorable real estate leases        426
               Deferred rent                                        99
         Less: Tax depreciation and amortization                  (480)
               Straight-line rents                                (954)
       -----------------------------------------------------------------
       Taxable loss(1)                                      $   (1,349)
       =================================================================

      (1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash distributions paid to the dividends paid deduction:

                                                      Period Ended
                                                       December 31,
                                                       Per Preferred  Per Common
        (in thousands, except per share data)   Total      Share         Share
        ========================================================================

        Cash dividends paid                   $ 1,389    $ 4,623      $ 14,232
           Less: Return of Capital             (1,389)    (4,623)      (14,232)
        ------------------------------------------------------------------------
        Dividends paid deduction              $    --    $    --      $     --
        ========================================================================

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

5. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any earnings nor any related dividend.

6. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2003, fees incurred under the agreement were $17,605.

An acquisition fee of $149,000 and other costs of $111,000 were paid in 2003 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,380,000 were paid in 2003 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2003, the Company borrowed and repaid in full a note payable to FSP, principal of $24,250,000, with interest equal to the Citizens Bank base rate. Interest paid to FSP was $20,000. The average interest rate during the time the loan was outstanding was 4.50%.

A commitment fee of $1,711,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a distribution of $14,000 to the common shareholder relating to operating activities of the Company prior to the completion of the offering of preferred shares.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

7. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                            Year Ending
       (in thousands)       December 31,            Amount
                            ------------          ---------
                               2004               $  2,198
                               2005                  2,040
                               2006                  2,071
                               2007                  2,123
                               2008                  2,176
                            Thereafter               6,750
                                                  ---------

                                                  $ 17,358
                                                  =========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in January 2003, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from two to ten years with renewal options.

                                  SCHEDULE III

                                   ROYAL RIDGE
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                December 31, 2003

                                                              Initial Cost
                                                  ---------------------------------
                                                                          Costs
                                                                       Capitalized
                                                           Buildings   (Disposals)
                                                         Improvements   Subsequent
                                                              and           to
Description                     Encumbrances (1)  Land    Equipment    Acquisition
                                ----------------  ----    ---------    ------------
                                                        (in thousands)
  Royal Ridge, Alpharetta, GA                     1,649    16,224       --

                                                    Historical Costs
                                  --------------------------------------------------------------------------------------


                                         Buildings                              Total Costs,
                                        Improvements                               Net of      Depreciable
                                            and                  Accumulated    Accumulated       Life         Date of
Description                       Land   Equipment    Total (2)  Depreciation  Depreciation       Years      Acquisition
                                  ----   ---------    ---------  ------------  ------------       -----      -----------
                                                                      (in thousands)
  Royal Ridge, Alpharetta, GA     1,649    16,224     17,873        375            17,498          5-39         2003

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $21,822.

                                   Royal Ridge

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                                   December 31,
                                                                 ---------------
      (in thousands)                                                  2003
      ==========================================================================

      Real estate investments, at cost:
        Balance, beginning of period                                 $    --
          Acquisitions                                                17,873
          Improvements                                                    --
          Dispositions                                                    --
      --------------------------------------------------------------------------

        Balance, end of period                                       $17,873
      ==========================================================================

      Accumulated depreciation:
        Balance, beginning of period                                 $    --
          Depreciation                                                   375
          Dispositions                                                    --
      --------------------------------------------------------------------------

        Balance, end of period                                       $   374
      ==========================================================================

                                   ROYAL RIDGE

             FOR THE PERIOD JANUARY 1, 2003 TO JANUARY 29, 2003 AND

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                    CONTENTS

                                                                         PAGE

Independent auditors' report                                            F-105

Statements of revenue over certain operating expenses                   F-106

Notes accompanying the statements of revenue over certain
     operating expenses                                                 F-107

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
FSP Royal Ridge Corp.

We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of Royal Ridge for the period January 1, 2003 to January 29, 2003 and for the year ended December 31, 2002. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2 and, therefore, are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, these Statements referred to above present fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of Royal Ridge for the period January 1, 2003 to January 29, 2003 and for the year ended December 31, 2002, in conformity with the basis of accounting described in Note 2.


/s/ Braver and Company, P.C.
Newton, Massachusetts
February 28, 2004

                                   ROYAL RIDGE
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
             FOR THE PERIOD JANUARY 1, 2003 TO JANUARY 29, 2003 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                            2003         2002
                                                         ---------    ---------
REVENUE:

  Rental income                                          $   1,195    $   3,084
                                                         ---------    ---------

CERTAIN OPERATING EXPENSES (Note 2):

  Taxes and insurance                                       19,046      184,096
  Management fees                                            2,652       33,212
  Administrative                                             4,736       62,264
  Operating and maintenance                                 87,616      526,358
                                                         ---------    ---------

                                                           114,050      805,930
                                                         ---------    ---------

Excess of certain operating expenses over revenue        $(112,855)   $(802,846)
                                                         =========    =========

   The accompanying notes are an integral part of these financial statements.

                                   ROYAL RIDGE
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES

1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in Alpharetta, Georgia (the "Property"). These Statements are the results of operations of the Property under the basis of accounting described in
      Note 2 for the period and year described prior to the acquisition of the Property by FSP Royal Ridge Corp. The Property consists of a six-story Class "A" institutional quality suburban office tower containing approximately 161,366 square feet located on approximately 13.2 acres of land. The Property was sold to FSP Royal Ridge Corp. on January 30, 2003. No financial information is provided for 2001. The property was constructed in 2001 and there were no leases or tenants until 2002.

2.    BASIS OF ACCOUNTING:

      The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    REVENUE RECOGNITION:

      Rental revenue includes income from leases, certain reimbursable expenses, and other income associated with renting the property. A summary of rental revenue is shown in the following table:

                                              For the period       Year Ended
                                            January 1, 2003 to    December 31,
                                             January 29, 2003         2002
                                             ---------------    ---------------

       Reimbursable expenses                 $            --    $         3,084
       Other income                                    1,195                 --
                                             ---------------    ---------------

             Total                           $         1,195    $         3,084
                                             ===============    ===============


      Royal Ridge has retained substantially all of the risks and benefits of the Property and accounts for its leases as operating leases. Rental income from leases, which includes rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. However, for the year ended December 31, 2002 and for the period January 1, 2003 to January 29, 2003, Royal Ridge did not recognize any rental revenue due to a "free rent" provision in its lease agreements. Had Royal Ridge recognized the rental revenue under a straight-line basis, such revenue would have been written off as uncollectible upon the sale of the Property as described in Note 1. The Company does not have any percentage rent arrangements with its tenants. Reimbursable costs are included in rental income in the period earned.

4.    USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                   ROYAL RIDGE
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES

5.    CONCENTRATIONS OF RISKS:

      For the period January 1, 2003 to January 29, 2003, and for the year ended December 31, 2002, rental income was received from three lessees. As such, future receipts are dependent upon the financial strength of these lessees and their ability to perform under the lease agreements

6.    LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

               Year Ending
               December 31,         Amount
               ------------      -------------

                  2003           $  1,153,000
                  2004              2,198,000
                  2005              2,040,000
                  2006              2,071,000
                  2007              2,123,000
               Thereafter           8,926,000
                                 -------------

                                 $ 18,511,000
                                 =============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to them.

            SELECTED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

      The following unaudited pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. and the target REITs. The pro forma consolidated balance sheets have been presented as if the mergers occurred as of September 30, 2004. The pro forma consolidated statements of income for the nine months ended September 30, 2004 and for the year ended December 31, 2003 and the consolidated pro forma statements of cash flow for the nine months ended September 30, 2004 and for the year ended December 31, 2003 are presented as if the mergers occurred at the beginning of the period presented.

      The pro forma financial information has been prepared assuming all of the target REITs participate in the mergers. If one or more target REITs does not obtain the vote required for the consummation of the merger with such target REIT, FSP Corp. will not proceed with the mergers of any other target REIT.

      The unaudited pro forma consolidated financial statement data are not necessarily indicative of what the combined company's actual financial position or results of operations would have been as of the date or for the period indicated, nor do they purport to represent the combined company's financial position or results of operations as of or for any future period. The unaudited pro forma consolidated financial statement data should be read in conjunction with all financial statements included elsewhere herein or incorporated herein by reference.

                        Franklin Street Properties Corp.
            Combining Condensed Consolidated Pro Forma Balance Sheets
                               September 30, 2004
                                   (Unaudited)

                                           Historical      Historial      Pro Forma
(in thousands)                              FSP Corp.   Target REITs(k)   Adjustment        Pro Forma
-------------------------------------------------------------------------------------------------------

Assets:

Real estate assets, net                    $ 442,197      $ 122,561       $ 14,064(c)(d)     $ 578,822
Acquired favorable leases, net                    --          8,814            232(d)            9,046
Acquired lease origination costs, net          6,346          3,853            236(d)           10,435
Investment in non-consolidated REITs           4,292             --             --               4,292
Cash and cash equivalents                     50,630         16,269           (685)(c)          65,739
                                                                              (475)(b)
Restricted cash                                1,039            706             --               1,745
Tenant rents receivable, net                     552             36             --                 588
Straight line rents receivable, net            4,980          2,560         (2,560)(p)           4,980
Prepaid expenses                               3,475            181             --               3,656
Deferred leasing commissions, net              1,293            358             --               1,651
Office computeres and equipment, net             408             --             --                 408
-------------------------------------------------------------------------------------------------------

Total assets                               $ 515,212      $ 155,338       $ 10,812           $ 681,362
=======================================================================================================

Liabilities and stockholders' equity:

Liabilities:
Accounts payable and accrued expenses      $   8,574      $   3,897       $     --           $  12,471
Accrued compensation                           1,050             --             --               1,050
Distribution payable                              --             --          6,021(o)            6,021
Tenant security deposits                       1,039            135                              1,174
-------------------------------------------------------------------------------------------------------

Total liabilities                             10,663          4,032          6,021              20,716
-------------------------------------------------------------------------------------------------------

Stockholders' Equity:

Preferred stock                                   --             --             --                  --
Common stock                                       5             --              1(i)                6
Additional paid in capital                   512,813        167,412        (11,316)(i)         668,909
Treasury stock                                   (10)            --             --                 (10)
Retained earnings (distributions in
   excess of earnings)                        (8,259)       (16,106)        16,106(q)           (8,259)
-------------------------------------------------------------------------------------------------------

Total stockholders' equity                   504,549         151,306         4,791             660,646
-------------------------------------------------------------------------------------------------------

Total liabilities and stockholders'
   equity                                  $ 515,212      $  155,338      $ 10,812           $ 681,362
=======================================================================================================

      See accompanying notes to condensed consolidated pro forma financial statements

                        Franklin Street Properties Corp.
         Combining Condensed Consolidated Pro Forma Statements of Income
                            For the nine months ended
                               September 30, 2004
                                   (Unaudited)

                                                  Historical    Historical      Pro Forma
(in thousands, except per share amounts)          FSP Corp.    Target REITs(l)  Adjustments   Pro Forma
-------------------------------------------------------------------------------------------------------

Revenue:
     Rental income                                $ 51,411      $  16,975       $     45(d)   $  68,431
     Syndication fees                                8,603             --             --          8,603
     Transaction fees                                9,209             --             --          9,209
     Sponsored REIT income                           2,357             --             --          2,357
     Management fees and interest from loans           803             --           (175)(e)        628
     Equity in earnings of investment in REIT          182             --             --            182
     Other                                              13             --             --             13
-------------------------------------------------------------------------------------------------------

Total revenue                                       72,578         16,975           (130)        89,423
=======================================================================================================

Expenses:
     Rental operating expenses                      10,267          3,917           (175)(e)     14,009
     Real estate taxes and insurance                 6,702          2,220             --          8,922
     Depreciation and amortization                   9,984          2,819            304(d)      13,133
                                                                                      26(d)
     Sponsored REIT expenses                         1,693             --             --          1,693
     Selling, general and administrative             4,920             --            475(b)       5,395
     Commissions                                     4,384             --             --          4,384
     Interest                                          517             --             --            517
-------------------------------------------------------------------------------------------------------

Total expenses                                      38,467          8,956            630         48,053
-------------------------------------------------------------------------------------------------------

Income (loss) before interest, taxes and            34,111          8,019           (760)        41,370
   discontinued operations,
     Interest income                                   489            179             --            668

     Taxes on income (a)                              (760)            --             --           (760)
     Income from discontinued operations                --             --             --             --
-------------------------------------------------------------------------------------------------------

Net income                                        $ 33,840      $   8,198       $   (760)     $  41,278
=======================================================================================================

Weighted average shares outstanding                 49,628             --         10,895(i)      60,523
   basic and diluted
=======================================================================================================

Net income per share basic and diluted            $   0.68      $      --       $     --      $    0.68
=======================================================================================================

See accompanying notes to condensed consolidated pro forma financial statements.

                        Franklin Street Properties Corp.
         Combining Condensed Consolidated Pro Forma Statements of Income
                               For the year ended
                                December 31, 2003
                                   (Unaudited)

                                                            2003
                                                           Merger
                                                          Pro Forma                 Historical  Historical
                                             Historical   Adjustment    Adjusted  Target REITs   Property   Pro Forma
(in thousands, except per share amounts)     FSP Corp.       (j)        FSP Corp.      (m)         (n)     Adjustments     Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------

Revenue:
     Rental income                            $ 49,789     $15,204    $ 64,993     $ 20,135     $1,348    $     61(d)     $  86,537
     Syndication fees                           14,631          --      14,631           --         --      (5,403)(g)        9,228
     Transaction fees                           14,745          --      14,745           --         --      (5,558(g)         9,187
     Sponsored REIT income                       3,452          --       3,452           --         --      (1,595(h)         1,857
     Management fees and interest on             1,129          --       1,129           --         --        (204)(e)          652
                                                                                                              (273)(f)
     Other                                          22          --          22           --         --                           22
-----------------------------------------------------------------------------------------------------------------------------------

     Total revenue                              83,768      15,204      98,972       20,135      1,348     (12,972)         107,483
-----------------------------------------------------------------------------------------------------------------------------------

Expenses:
     Rental operating expenses                  10,425       3,997      14,422        4,242        415        (204)(e)       18,875
     Real estate taxes and insurance             6,264       2,667       8,931        2,708        175          --           11,814
     Depreciation and amortization               9,265       3,298      12,563        3,463         --         405(d)        16,466
                                                                                                                35(d)
     Sponsored REIT expenses                     2,620          --       2,620           --         --      (1,208)(h)        1,412
     Selling, general and administrative         5,711          --       5,711           --         --         475(b)         6,186
     Commissions                                 7,291          --       7,291           --         --          --            7,291
     Interest                                    1,036          --       1,036        5,175         --        (273)(f)          772
                                                                                                              (264)(g)
                                                                                                            (4,902)(g)
-----------------------------------------------------------------------------------------------------------------------------------

     Total expenses                             42,612       9,962      52,574       15,588        590      (5,936)          62,816
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) before interest, taxes,
   discontinued operations and gain
   on sales of properties                       41,156       5,242      46,398        4,547        758      (7,036)          44,667
     Interest Income                               367         117         484          193         --          --              677
     Taxes on income (a)                        (1,700)         --      (1,700)          --         --          --           (1,700)
     Income from discontinued operations           195          --         195           --         --          --              195
     Gain on sale of properties,
       net of tax                                6,362          --       6,362           --         --          --            6,362
     Dividends to common shareholder                --          --          --         (387)        --         387(h)            --
-----------------------------------------------------------------------------------------------------------------------------------

Net income                                    $ 46,380     $ 5,359    $ 51,739     $  4,353     $   58    $ (6,649)          50,201
===================================================================================================================================

Weighted average shares outstanding,
    basic and diluted                           39,214      10,416      49,630           --         --      10,895(i)        60,525
===================================================================================================================================

Income per share attributable to:
    Continuing operations                     $   1.02     $    --    $     --     $     --     $   --    $     --        $    0.72
    Discontinued operations                         --          --          --           --         --          --               --
    Gain on sale of properties, net           $   0.16          --          --           --         --          --        $    0.11
-----------------------------------------------------------------------------------------------------------------------------------

Basic and diluted net income per share        $   1.18     $    --    $     --     $     --     $   --    $     --        $    0.83
===================================================================================================================================

See accompanying notes to condensed consolidated pro forma financial statements

                        Franklin Street Properties Corp.
                 Consolidated Pro Forma Statements of Cash Flow
                            For the nine months ended
                               September 30, 2004
                                   (Unaudited)

                                                                     Historical    Historical       Pro Forma
(in thousands)                                                       FSP Corp.   Target REITs (r)  Adjustments        Pro Forma
-------------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:
   Net income                                                        $ 33,840       $  8,198       $    (760)         $  41,278
   Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization expense                             9,984          2,819             330(d)          13,133
      Amortization of above market lease                                  176          1,934             (45)(d)          2,065
      Equity in earnings from non-consolidated REITs                     (182)            --              --               (182)
      Distributions from non-consolidated REITs                           147             --              --                147
      Shares issued as compensation                                       162             --              --                162
  Changes in operating assets and liabilities:
     Restricted cash                                                      (57)            15              --                (42)
     Tenant rent receivables, net                                         329             14              --                343
     Straight-line rents, net                                            (893)          (514)             --             (1,407)
     Prepaid expenses and other assets, net                            (2,669)           (59)             --             (2,728)
     Accounts payable and accrued expenses                              3,534           (276)             --              3,258
     Accrued compensation                                                (485)            --              --               (485)
     Tenant security deposits                                              57            (15)             --                 42
  Payment of deferred leasing commissions                                (548)          (329)             --               (877)
-------------------------------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) operating activities           43,395         11,787            (475)            54,707
-------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
      Purchase of real estate assets and related leases,
         office computers and furniture, capitalized merger costs        (993)          (225)           (685)(c)         (1,903)
      Investment in non-consolidated REITs                             (4,257)            --              --             (4,257)
      Sale of assets held for syndication                               4,117             --              --              4,117
-------------------------------------------------------------------------------------------------------------------------------

      Net cash provided by (used for) investing activities             (1,133)          (225)           (685)            (2,043)
-------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
      Distributions to stockholders                                   (46,152)       (12,170)             --            (58,322)
      Proceeds from (payments to) bank note payable, net               (4,117)            --              --             (4,117)
      Purchase of treasury stock                                         (156)            --              --               (156)
-------------------------------------------------------------------------------------------------------------------------------

      Net cash  provided by (used for) financing activities           (50,425)       (12,170)             --            (62,595)
-------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                   (8,163)          (608)         (1,160)            (9,931)

Cash and cash equivalents, beginning of period                         58,793         16,877              --             75,670
-------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                             $ 50,630        $16,269       $  (1,160)         $  65,739
===============================================================================================================================

Supplemental disclosure of cash flow information:
    Cash paid for:
      Interest                                                       $    517       $     --       $      --          $     517
      Income taxes                                                   $  1,450       $     --       $      --          $   1,450
    Non-cash investing and financing activities:
      Assets acquired through issuance of common stock in merger
        transaction, net                                             $     --       $     --       $ 149,075          $ 149,075

See accompanying notes to condensed consolidated pro forma financial statements.

                         Franklin Street Properties Corp
                 Consolidated Pro Forma Statements of Cash Flow
                               For the year ended
                                December 31, 2003
                                   (Unaudited)

                                                              2003 Merger             Historical
                                                  Historical   Pro Forma   Adjusted     Target    Historical  Pro Forma
(in thousands)                                     FSP Corp.  Adjustment   FSP Corp.   REITs (s)   Property  Adjustments  Pro forma
------------------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:
   Net income                                     $  46,380     $5,359    $  51,739    $  4,740    $758    $  (6,649)     $  50,588
   Adjustments to reconcile net income to net
     cash provided by operating activities:
      Depreciation and amortization expense           9,530      3,298       12,828       3,463      --          440(d)      16,731
      Amortization of above market lease                138         --          138       2,381      --          (61)(d)      2,458
      Gain on sale of real estate assets             (6,362)        --       (6,362)         --      --           --         (6,362)
  Changes in operating assets and liabilities:
     Restricted cash                                     (1)        --           (1)       (677)     --           --           (678)
     Tenant rent receivables, net                      (302)        --         (302)        (50)     --           --           (352)
     Straight-line rents, net                        (1,030)        --       (1,030)     (1,817)     --           --         (2,847)
     Prepaid expenses and other assets, net             305         --          305      (2,729)     --           --         (2,424)
     Accounts payable and accrued expenses           (9,053)        --       (9,053)      2,255      --           --         (6,798)
     Accrued compensation                               258         --          258          --      --           --            258
     Tenant security deposits                             1         --            1         106      --           --            107
  Payment of deferred leasing commissions              (487)        --         (487)        (39)     --           --           (526)
-----------------------------------------------------------------------------------------------------------------------------------

      Net cash provided by (used for) operating
         activities                                  39,377      8,657       48,034       7,633     758       (6,270)        50,155
-----------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
      Cash acquired through issuance of common
        stock in merger transaction                  23,524         --       23,524          --      --           --         23,524
      Purchase of real estate assets and
      related leases, office computers and
         furniture capitalized merger costs          (2,388)        --       (2,388)    (68,361)     --         (685)(c)    (71,434)
      Change in deposits on real estate assets          841         --          841          --      --           --            841
      Investment in assets held for syndication      (4,117)        --       (4,117)         --      --           --         (4,117)
      Proceeds received on sales of real
         estate assets                               21,870         --       21,870          --      --           --         21,870
-----------------------------------------------------------------------------------------------------------------------------------

     Net cash provided by (used for) investing
         activities                                  39,730         --       39,730     (68,361)     --         (685)       (29,316)
-----------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
      Proceeds from sale of company stock                --         --           --      78,377      --           --         78,377
      Distributions to stockholders                 (46,747)        --      (46,747)    (12,216)     --           --        (58,963)
      Proceeds from (payments to) bank note
        payable, net                                  4,117         --        4,117          --      --           --          4,117
-----------------------------------------------------------------------------------------------------------------------------------

      Net cash  provided by (used for)
         financing activities                       (42,630)        --      (42,630)     66,161      --           --         23,531
-----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash
  equivalents                                        36,477      8,657       45,134       5,433     758       (6,955)        44,370
Cash and cash equivalents, beginning of year         22,316         --       22,316       3,640      --           --         25,956
-----------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year            $  58,793     $8,657    $  67,450    $  9,073    $758    $  (6,955)     $  70,326
===================================================================================================================================

Supplemental disclosure of cash flow information:
    Cash paid for:
      Interest                                    $   1,036     $   --    $   1,036    $  5,175    $ --    $      --      $   6,211
      Income taxes                                $   1,963     $   --        1,963    $     --    $ --    $      --      $   1,963
    Non-cash investing and financing activities:
      Dividends declared but not paid             $      --     $   --           --    $  4,092    $ --    $      --      $   4,092
      Assets acquired through issuance of
        common stock in merger transaction, net   $ 297,468     $   --    $ 297,468    $     --    $ --    $ 149,075      $ 446,543

See accompanying notes to condensed consolidated pro forma financial statements.

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

BASIS OF PRESENTATION

      The following unaudited pro forma condensed consolidated financial statement presentation has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma balance sheets are presented as if the mergers occurred as of September 30, 2004. The pro forma statements of income and the pro forma statements of cash flow are presented as if the mergers occurred as of the beginning of the periods presented.

      The mergers will be treated as a purchase of assets and each target REIT's assets and liabilities will be recorded on FSP Corp.'s books at their fair value as of the effective date of the mergers. The value ascribed to the net assets of the target REITs is estimated to be $156,424,000, which includes real estate assets of $149,075,000 at their appraised values, cash of $6,664,000 and capitalized merger costs of $685,000. Other assets, net of liabilities, are expected to be immaterial. FSP Corp. will record the mergers based upon the fair value of the assets acquired, not the value of the shares of FSP Corp.'s common stock issued. The value allocated to the assets acquired in the mergers is preliminary: the final value allocated to the assets acquired will be determined as of the actual merger date.

PRO FORMA ADJUSTMENTS

      Certain assumptions regarding the operations of FSP Corp. have been made in connection with the preparation of the pro forma condensed consolidated financial information. These assumptions are as follows:

      (a) FSP Corp. and each of the target REITs have elected to be, and are qualified as, a real estate investment trust for federal income tax purposes. Each entity has met the various required tests; therefore, no provision for federal or state income taxes has been reflected on real estate operations.

            FSP Corp. has subsidiaries which are not in the business of real estate operations. Those subsidiaries are taxable as real estate investment trust subsidiaries, or TRS, and are subject to income taxes at statutory tax rates. The taxes on income shown in the pro forma statements of income are the taxes on income of the TRS. There are no material items that would cause a deferred tax asset or a deferred tax liability.

      (b) Costs of the mergers to the target REITs are estimated at $475,000 and are reflected as paid at September 30, 2004, and are recorded as an administrative expense.

      (c) The costs of the mergers to FSP Corp. are estimated at $685,000 and are reflected as paid as of September 30, 2004 and are capitalized to the assets acquired.

      (d) The following schedule shows the cost of the property (at its appraised value) plus capitalized merger costs for each target REIT.

(in thousands)                    Montague      Addison   Royal Ridge    Collins       Total
----------------------------------------------------------------------------------------------
Purchase price of properties
Appraised value                   $ 20,000     $ 54,500     $ 26,075     $ 48,500     $149,075
Capitalized merger costs               125          239          112          209          685
----------------------------------------------------------------------------------------------
Total                             $ 20,125     $ 54,739     $ 26,187     $ 48,709     $149,760
==============================================================================================

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


            The cost of the property held by each target REIT (including capitalized merger costs of $685,000) has been allocated to real estate assets, acquired lease origination costs and acquired favorable leases. Acquired lease origination costs represent the value associated with acquiring an in-place lease (i.e. the market cost to execute a similar lease, including leasing commission, legal, vacancy and other related costs). Acquired favorable leases represents the value associated with a lease which has a rental stream with above market rates. The value assigned to buildings, land and leases approximates their fair value.

            The following schedule shows the difference between historical costs of the properties and their allocated purchase price. The purchase price of the properties is determined based upon the fair value of the assets acquired. Depreciation and amortization for the target REITs is based on a preliminary allocation of the purchase price to real estate investments and to the leases acquired. The allocation is subject to change as additional information is obtained. An increase in the allocation to lease origination costs will result in an increase in amortization expense. For each $1,000,000 increase in lease origination costs, the related pro forma amortization expense will increase by approximately $200,000 per year.

                                                                                                        Adjustment to
                                                                                                 Depreciation and Amortization
                                                                                Estimated         for the             for the
                                    Historical     Allocated                      Life       Nine months ended      Year ended
                                       Cost      Purchase Price    Difference    (years)    September 30, 2004   December 31, 2003
                                    ----------   --------------    ----------    -------    ------------------   -----------------
Montague
Land                                $ 10,500           7,878        $ (2,622)      N/A           $     --           $     --
Building                               9,939          10,202             263       39                   5                  7
Acquired favorable leases              2,616           1,874            (742)      3                 (185)              (247)
Acquired lease origination costs         241             171             (70)      3                  (17)               (23)
                                    --------        --------        --------                     --------           --------
Total                               $ 23,296        $ 20,125        $ (3,171)                    $   (197)          $   (263)
                                    ========        ========        ========                     ========           ========

Addison Circle
Land                                $  4,365        $  4,140        $   (225)      N/A           $     --           $     --
Building                              43,706          49,499           5,793       39                 112                149
Acquired favorable leases                 --              --              --       -                   --                 --
Acquired lease origination costs       1,150           1,100             (50)      4                   (9)               (12)
                                    --------        --------        --------                     --------           --------
Total                               $ 49,221        $ 54,739        $  5,518                     $    103           $    137
                                    ========        ========        ========                     ========           ========

Royal Ridge
Land                                $  1,649        $  2,542        $    893       N/A           $     --           $     --
Building                              15,537          19,303           3,766       39                  73                 97
Acquired favorable leases              2,558           3,251             693       6                   87                116
Acquired lease origination costs         858           1,091             233       6                   29                 39
                                    --------        --------        --------                     --------           --------
Total                               $ 20,602        $ 26,187        $  5,585                     $    189           $    252
                                    ========        ========        ========                     ========           ========

Collins Crossing
Land                                $  4,022        $  4,308        $    286       N/A           $     --           $     --
Building                              32,843          38,753           5,910       39                 114                152
Acquired favorable leases              3,640           3,921             281       4                   53                 70
Acquired lease origination costs       1,604           1,727             123       4                   23                 31
                                    --------        --------        --------                     --------           --------
Total                               $ 42,109        $ 48,709        $  6,600                     $    190           $    253
                                    ========        ========        ========                     ========           ========

Total
Land                                $ 20,536        $ 18,868        $ (1,668)      N/A           $     --           $     --
Building                             102,025         117,757          15,732       39                 304                405
                                    --------        --------        --------                     --------           --------
Real estate assets, net              122,561         136,625          14,064                          304                405

Acquired favorable leases              8,814           9,046             232       3-6                (45)               (61)
Acquired lease origination costs       3,853           4,089             236       3-6                 26                 35
                                    --------        --------        --------                     --------           --------
Total                               $135,228        $149,760        $ 14,532                     $    285           $    379
                                    ========        ========        ========                     ========           ========

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


      (e) Management fees charged by FSP Corp. to the target REITs have been eliminated from revenue and expenses as follows.

                Nine Months Ended                   Year Ended
                September 30, 2004              December 31, 2003
            --------------------------------------------------------
                    $ 175,000                       $ 204,000

      (f) Interest of $273,000 charged by FSP Corp. on loans to the two target REITs syndicated in 2003 has been eliminated from revenue and expenses. See footnote (g) for additional interest expense incurred during syndications.

      (g) Income and expenses directly related to the syndication of two target REITs in 2003 have been eliminated in the pro forma Statements of Income.

            Revenue directly related to the syndication of two target REITs in 2003 that is included in FSP Corp.'s financial statements as follows:

              Loan origination fees         $ 4,902,000
              Other organization costs          656,000
                                            ------------
              Total transaction fees                         $ 5,558,000

              Syndication fees, gross         6,820,000
              Syndication fees, rebates      (1,417,000)
                                            ------------
              Total syndication fees, net                      5,403,000
                                                             ------------

              Total revenue adjustment                       $10,961,000
                                                             ============

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


            The two target REITs have accounted for these fees in their financial statements as follows:

                   Interest expense                            $4,902,000
                   Real estate acquisition costs                  656,000
                                                               ----------
                                                               $5,558,000
                                                               ==========

                   Gross syndication fees recorded as an
                   offset to additional paid-in capital        $6,820,000
                                                               ==========

            In connection with the syndication of the two target REITs in 2003, FSP Corp. incurred direct expenses of $264,000 relating to interest expense that is eliminated in the pro forma statement of income.

      (h) After a sponsored REIT purchases a real estate asset but prior to the final syndication of the sponsored REIT, FSP Corp. records its pro rata share of the operations of the sponsored REIT into FSP Corp.'s statement of operations as sponsored REIT income and sponsored REIT expenses. Subsequent to the syndication, the sponsored REIT typically declares and pays a dividend to FSP Corp. This adjustment eliminates duplicate revenues and expenses prior to the syndication of the target REITs. A summary of the adjustment is shown below:

                                              Nine Months Ended         Year Ended
            (in thousands)                   September 30, 2004     December 31, 2003
            -------------------------------------------------------------------------
            Sponsored REIT income                 $      --             $   1,595
            Sponsored REIT expenses                      --                 1,208
                                                  ---------             ---------

            Dividends to common shareholder       $      --             $     387
                                                  =========             =========

      (i) Approximately 10,894,994 shares of FSP common stock will be issued in exchange for the 1,822.5 outstanding shares of target REIT preferred stock in connection with the mergers. Stockholders' equity will be adjusted by the net difference between the assets and liabilities acquired in the merger.

      (j) Represents the revenue and expenses of the 13 Sponsored REITs acquired by FSP Corp. from January 1, 2003 to May 31, 2003.

                                                          For the period
            (unaudited)                                   January 1, 2003
            (in thousands)                                to May 31, 2003
                                                        --------------------

            Revenue                                          $  15,204
            Real estate operating expenses                      (3,997)
            Real estate taxes and insurance                     (2,667)
            Depreciation and amortization                       (3,298)
            Interest income                                        117
                                                             ----------
            Net income                                       $   5,359
                                                             ==========

      (k) The following table combines the historical balance sheets of the target REITs as of September 30, 2004.

(in thousands)
                                                 Montague    Addison Circle   Royal Ridge  Collins Crossing    Total
                                                 --------    --------------   -----------  ----------------    -----
Assets:
Land                                             $  10,500      $   4,365      $   1,649      $   4,022      $  20,536
Building                                            10,499         46,112         16,224         34,232        107,067
                                                 ---------      ---------      ---------      ---------      ---------
Real estate investments, cost                       20,999         50,477         17,873         38,254        127,603
  Less accumulated depreciation                        560          2,406            687          1,389          5,042
                                                 ---------      ---------      ---------      ---------      ---------
Real estate investments, net                        20,439         48,071         17,186         36,865        122,561

Acquired favorable leases, net                       2,616             --          2,558          3,640          8,814
Acquired lease origination costs, net                  241          1,150            858          1,604          3,853
Cash and equivalents                                 3,633          5,492          2,510          4,634         16,269
Restricted cash                                         --             20            571            115            706
Tenant rent receivable, net                             --              1             --             35             36
Step rent receivable, net                              461            531          1,040            528          2,560
Prepaid expenses                                        22             99              9             51            181
Deferred leasing commissions, net                       --            358             --             --            358
                                                 ---------      ---------      ---------      ---------      ---------
      Total assets                               $  27,412      $  55,722      $  24,732      $  47,472      $ 155,338
                                                 =========      =========      =========      =========      =========

Liabilities and stockholders' Equity:
Accounts payable and accrued expenses            $     465      $   1,694      $     475      $   1,263      $   3,897
Tenant security deposits                                --             20             --            115            135
                                                 ---------      ---------      ---------      ---------      ---------
      Total liabilities                                465          1,714            475          1,378          4,032
                                                 ---------      ---------      ---------      ---------      ---------

Stockholders' equity
Preferred stock                                         --             --             --             --             --
Common stock                                            --             --             --             --             --
Additional paid in capital                          30,652         58,383         27,277         51,100        167,412
Retained deficit and distributions in excess
  of earnings                                       (3,705)        (4,375)        (3,020)        (5,006)       (16,106)
                                                 ---------      ---------      ---------      ---------      ---------
      Total stockholders' equity                    26,947         54,008         24,257         46,094        151,306
                                                 ---------      ---------      ---------      ---------      ---------

Total liabilities & stockholders' equity         $  27,412      $  55,722      $  24,732      $  47,472      $ 155,338
                                                 =========      =========      =========      =========      =========

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


      (l) The following table combines the historical operations for the target REITs for the nine months ended September 30, 2004.

(in thousands)
                                     Montague   Addison Circle   Royal Ridge  Collins Crossing    Total
                                     --------   --------------   -----------  ----------------    -----

Revenue:
Rental                              $    2,592     $    6,892     $    2,286     $    5,205     $   16,975
                                    ----------     ----------     ----------     ----------     ----------
Total revenue                            2,592          6,892          2,286          5,205         16,975
                                    ----------     ----------     ----------     ----------     ----------

Expenses:
Rental operating expenses                  273          1,490            693          1,461          3,917
Real estate taxes and insurance            210          1,045            250            715          2,220
Depreciation and amortization              282          1,136            429            972          2,819
                                    ----------     ----------     ----------     ----------     ----------
Total expenses                             765          3,671          1,372          3,148          8,956
                                    ----------     ----------     ----------     ----------     ----------

Income before interest                   1,827          3,221            914          2,057          8,019
Interest income                             34             67             27             51            179
                                    ----------     ----------     ----------     ----------     ----------
Net income                          $    1,861     $    3,288     $      941     $    2,108     $    8,198
                                    ==========     ==========     ==========     ==========     ==========

      (m) The following table combines the historical operations of the target REITs for the periods ended December 31, 2003.

                                                                                For the Period

                                          For the Year Ended        January 30, 2003 to   March 13, 2003 to
                                           December 31, 2003         December 31, 2003    December 31, 2003
                                       --------------------------    -----------------    -----------------
(in thousands)
                                       Montague    Addison Circle       Royal Ridge        Collins Crossing         Total
                                       --------    --------------       -----------        ----------------         -----

Revenue:
Rental                                $    3,645     $    8,554         $    2,264            $    5,672          $   20,135
                                      ----------     ----------         ----------            ----------          ----------
Total revenue                              3,645          8,554              2,264                 5,672              20,135
                                      ----------     ----------         ----------            ----------          ----------

Expenses:
Rental operating expenses                    314          1,783                746                 1,399               4,242
Real estate taxes and insurance              339          1,354                255                   760               2,708
Depreciation and amortization                368          1,497                518                 1,080               3,463
Interest                                      --             --              1,731                 3,444               5,175
                                      ----------     ----------         ----------            ----------          ----------
Total expenses                             1,021          4,634              3,250                 6,683              15,588
                                      ----------     ----------         ----------            ----------          ----------

Income (loss) before interest              2,624          3,920               (986)               (1,011)              4,547

Interest income                               45             85                 28                    35                 193
Dividends to common shareholders              --             --                (14)                 (373)               (387)
                                      ----------     ----------         ----------            ----------          ----------
Net income (loss) attributable to
  preferred shareholders              $    2,669     $    4,005         $     (972)           $   (1,349)         $    4,353
                                      ==========     ==========         ==========            ==========          ==========

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


      (n) The following information represents the historical revenues over certain operating expenses for two properties from January 1, 2003 through the date of acquisition by a target REIT. Royal Ridge was purchased January 30, 2003 by FSP Royal Ridge Corp. and Collins Crossing was purchased March 3, 2003 by FSP Collins Crossing Corp.

                                                    For the Period

                                        January 1, 2003 to    January 1, 2003 to
(in thousands)                           January 29, 2003        March 2, 2003
                                           Royal Ridge         Collins Crossing        Total
                                           -----------         ----------------        -----

Revenue:
Rental                                      $        1            $    1,347         $    1,348
                                            ----------            ----------         ----------
Total revenue                                        1                 1,347         $    1,348
                                            ----------            ----------         ----------

Expenses:
Rental operating expenses                           95                   320                415
Real estate taxes and insurance                     19                   156                175
                                            ----------            ----------         ----------
Total expenses                                     114                   476                590
                                            ----------            ----------         ----------

Revenue over certain operating expenses     $     (113)           $      871         $      758
                                            ==========            ==========         ==========

      (o) FSP Corp. is purchasing the real estate assets and a stated amount of cash (the adjusted cash reserves) from each target REIT in exchange for a fixed number of shares of FSP common stock. The final dividend to the shareholders of the target REITs represents the estimated fair value of the net assets not purchased by FSP Corp. as of the date of the pro forma balance sheet. The estimated final dividend as of the date of the pro forma balance sheet for the target REITs is shown in the following table. The actual final dividend will be based upon the fair market value of the net assets not purchased as of the actual merger date.

            Montague                         $1,065
            Addison                           2,058
            Royal Ridge                       1,569
            Collins                           1,329
                                         -----------
                Total                        $6,021
                                         ===========

      (p) The cumulative unbilled straight-line rents of the target REITs will be eliminated at acquisition.

      (q) The cumulative deficit of the target REITs will be eliminated at acquisition.

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (r) The following table combines the historical cash flows for the target REITs for the nine months ended September 30, 2004.

(in thousands)                                                    Montague      Addison        Royal        Collins        Total
----------------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:
   Net income                                                     $  1,861      $  3,288      $    941      $  2,108      $  8,198

   Adjustments to reconcile net income (loss) to net cash
     provided by (used for) operating activities:
      Depreciation and amortization expense                            282         1,136           429           972         2,819
      Amortization of favorable leases                                 872            --           349           713         1,934
  Changes in operating assets and liabilities:
     Restricted cash                                                    --            15            --            --            15
     Tenant rent receivables                                            --            24            --           (10)           14
     Step rent receivable                                              (69)         (110)          (86)         (249)         (514)
     Prepaid expenses and other assets                                  (8)          (48)            5            (8)          (59)
     Accounts payable and accrued expenses                              54          (361)          235          (204)         (276)
     Tenant security deposits                                           --           (15)           --            --           (15)
  Payment of deferred leasing commissions                               --          (329)           --            --          (329)
----------------------------------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) operating activities         2,992         3,600         1,873         3,322        11,787
----------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
      Purchase of real estate assets and related leases, office
        computers and furniture, capitalized merger costs               --          (217)           --            (8)         (225)
----------------------------------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) investing activities            --          (217)           --            (8)         (225)
----------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
      Distributions to stockholders                                 (2,953)       (3,857)       (1,614)       (3,746)      (12,170)
----------------------------------------------------------------------------------------------------------------------------------

        Net cash  provided by (used for) financing activities       (2,953)       (3,857)       (1,614)       (3,746)      (12,170)
----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                    39          (474)          259          (432)         (608)
Cash and cash equivalents, beginning of period                       3,594         5,966         2,251         5,066        16,877
----------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                          $  3,633      $  5,492      $  2,510      $  4,634      $ 16,269
==================================================================================================================================

                        FRANKLIN STREET PROPERTIES CORP.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

      (s) The following table combines the historical cash flows for the target REITs for the year ended December 31, 2003.

(in thousands)                                                     Montague    Addison       Royal       Collins       Total
-----------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:
   Net income  (loss)                                              $ 2,669     $ 4,005     $   (958)    $   (976)    $  4,740

   Adjustments to reconcile net income (loss) to net cash
     provided by (used for) operating activities:
      Depreciation and amortization expense                            368       1,497          518        1,080        3,463
      Amortization of above market lease                             1,164          --          426          791        2,381
  Changes in operating assets and liabilities:
     Restricted cash                                                    --           9         (571)        (115)        (677)
     Tenant rent receivables, net                                       --         (25)          --          (25)         (50)
     Straight-line rents, net                                         (262)       (322)        (954)        (279)      (1,817)
     Prepaid expenses and other assets, net                            377         112       (1,051)      (2,167)      (2,729)
     Accounts payable and accrued expenses                             383         165          240        1,467        2,255
     Tenant security deposits                                           --          (9)          --          115          106
  Payment of deferred leasing commissions                               --         (39)          --           --          (39)
-----------------------------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) operating activities         4,699       5,393       (2,350)        (109)       7,633
-----------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
      Purchase of real estate assets and related leases, office
        computers and furniture, capitalized merger costs             (355)        (25)     (22,324)     (45,657)     (68,361)
-----------------------------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) investing activities          (355)        (25)     (22,324)     (45,657)     (68,361)
-----------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
      Proceeds from sale of company stock, net                          --          --       27,277       51,100       78,377
      Distributions to stockholders                                 (3,714)     (4,721)      (1,389)      (2,392)     (12,216)
-----------------------------------------------------------------------------------------------------------------------------

        Net cash  provided by (used for) financing activities       (3,714)     (4,721)      25,888       48,708       66,161
-----------------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                              630         647        1,214        2,942        5,433
Cash and cash equivalents, beginning of period                         957       2,683           --           --        3,640
-----------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                           $ 1,587     $ 3,330     $  1,214     $  2,942     $  9,073
=============================================================================================================================

Supplemental disclosure of cash flow information:
    Cash paid for:
      Interest                                                     $    --     $    --     $  1,731     $  3,444     $  5,175
    Non-cash investing and financing activities:
      Dividends declared but not paid                              $   960     $ 1,265     $    536     $  1,331     $  4,092

                           COMPARATIVE PER SHARE DATA

      The following tables present on a per share basis:

      (a) Basic and diluted net income book value, and dividends declared for FSP Corp. and each of the target REITs on a historical basis.

      (b) Consolidated pro forma basic and diluted net income per share, book value per share and dividends per share for FSP Corp. This table shows the effect of the mergers from the perspective of an owner of one share of FSP common stock.

      (c) Equivalent pro forma basic and diluted net income per share, equivalent pro forma book value per share and equivalent pro forma dividends per share for each of the target REITs. This table shows the effect of the mergers from the perspective of an owner of one share of stock of a target REIT. The consolidated pro forma data are multiplied by the number of shares of FSP common stock issuable in exchange for each share of target stock, also known as the exchange ratio, as shown in the following table:

       Target REIT                            Exchange Ratio
       -----------                            --------------
       Addison                                   5,948.67
       Collins Crossing                          6,167.63
       Montague                                  5,649.72
       Royal Ridge                               6,055.79

      The pro forma financial data and equivalent pro forma data are unaudited and are not necessarily indicative of the operating results that would have been achieved had the mergers occurred as of the beginning of the period and should not be construed as representative of future operations.

      FSP Corp. calculates historical book value per share by dividing stockholders' equity by the number of shares of common stock (or preferred stock, in the case of the target REITs) outstanding at the end of each period.

      FSP Corp. calculates consolidated pro forma net income per share data for FSP Corp. as if the mergers occurred on January 1, 2003 and 2004 and resulted in weighted average shares of 60,523,000 and 60,525,000 for the nine months ended September 30, 2004 and for the year ended December 31, 2003, respectively.

      FSP Corp. calculates consolidated pro forma book value per share data for FSP Corp. as if the mergers occurred on September 30, 2004 and resulted in an ending number of shares of 60,525,000.

      FSP Corp. calculates consolidated pro forma dividends per share by adding the total dividends declared by FSP Corp. plus dividends declared by the target REITs and dividing this sum by 60,525,000 shares, as shown in the following table:

                                      Dividends Declared
                                         For the Nine           For the Year
                                         Months Ended              Ended
       (in thousands)                 September 30, 2004     December 31, 2003
       ------------------------------------------------------------------------

       FSP Corp.                          $  46,152             $   46,747
       Addison Circle                         2,592                  5,137
       Collins Crossing                       2,414                  3,350
       Montague                               1,993                  3,771
       Royal Ridge                            1,078                  1,911
                                         ----------------------------------

           Total                          $  54,229             $   60,916
                                         ==================================

      FSP Corp. calculates equivalent pro forma net income per share for each target REIT by multiplying the consolidated pro forma net income per share by the exchange ratio.

      FSP Corp. calculates equivalent pro forma book value per share for each target REIT by multiplying the consolidated pro forma book value per share by the exchange ratio.

      FSP Corp. calculates equivalent pro forma dividends per share for each target REIT by multiplying the consolidated pro forma dividends per share by the exchange ratio.

      For the purposes of the consolidated pro forma net income per share and book value per share data, FSP Corp.'s historical financial data have been consolidated with the target REITs' financial data.

                           Franklin Street Properties
                           Comparative Per Share Data
                       As of and for the nine months ended
                               September 30, 2004
                                   (unaudited)

                                                       Pro forma     Pro forma
                                        Historical    Consolidated   Equivalent
                                        ----------------------------------------
Net income (loss) per share
  basic and diluted
      FSP Corp.                         $    0.68      $    0.68     $      --

      Montague                              5,572             --         3,842
      Addison Circle                        5,170             --         4,045
      Royal Ridge                           3,166             --         4,118
      Collins Crossing                      3,798             --         4,194

Book value per share
      FSP Corp.                         $   10.17      $   10.92            --

      Montague                             80,680             --        61,695
      Addison Circle                       84,918             --        64,959
      Royal Ridge                          81,536             --        66,129
      Collins Crossing                     83,054             --        67,351

Dividends declared per share
      FSP Corp.                         $    0.93      $    0.90            --

      Montague                              5,967             --         5,085
      Addison Circle                        4,077             --         5,354
      Royal Ridge                           5,554                        5,450
      Collins Crossing                      4,350             --         5,551

                        Franklin Street Properties Corp.
                           Comparative Per Share Data
                          As of and for the year ended
                                December 31, 2003
                                   (unaudited)

                                                       Pro forma     Pro forma
                                        Historical    Consolidated   Equivalent
                                        ----------------------------------------
Net income (loss) per share
  basic and diluted
      FSP Corp.                           $  1.18        $  0.83     $    --

      Montague                              7,991             --       4,689
      Addison Circle                        6,297             --       4,937
      Royal Ridge                          (3,267)            --       5,026
      Collins Crossing                     (2,431)            --       5,119

Book value per share
      FSP Corp.                           $ 10.41        $    --     $    --

      Montague                             81,075             --          --
      Addison Circle                       83,824             --          --
      Royal Ridge                          81,997             --          --
      Collins Crossing                     83,605             --          --

Dividends declared per share
      FSP Corp.                           $  1.36        $  1.01     $    --

      Montague                             11,290             --       5,706
      Addison Circle                        8,077             --       6,008
      Royal Ridge                           6,424             --       6,116
      Collins Crossing                      6,036             --       6,229

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2004             REGISTRANT

                                    FRANKLIN STREET PROPERTIES CORP.

                                    By: /s/ George J. Carter
                                        --------------------------------------
                                        George J. Carter
                                        President and Chief Executive Officer